                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                             NAC RE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / $500 per each party to the controversy pursuant to the Exchange Act Rule 14a--6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

             NAC RE CORPORATION
             ONE GREENWICH PLAZA

  [LOGO]
             P.O. BOX 2568
             GREENWICH, CT 06836-2568

                                                                  March 25, 1997

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of NAC Re Corporation (the "Company") to be held on Friday, May 9, 1997, at 10:00 A.M. at One Greenwich Plaza, in the Third Floor Boardroom, Greenwich, Connecticut 06836-2568.

    At this important meeting, you will be asked to consider and vote upon (1) the election of three directors to serve for a term of three years, (2) a proposal to adopt the NAC Re Corp. 1997 Incentive and Capital Accumulation Plan, and (3) a proposal to amend the NAC Re Corp. Employee Stock Purchase Plan.

    Your vote is important. Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you own, we urge you to complete, sign, date and return the enclosed proxy card promptly in the prepaid envelope. You may attend the Annual Meeting and vote in person even if you have previously returned your card. We look forward to meeting with you.

                                          Sincerely,

                                                    [SIGNATURE]

                                          RONALD L. BORNHUETTER
                                          CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

                               NAC RE CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of NAC Re Corporation (the "Company"), a Delaware corporation, will be held at One Greenwich Plaza, Third Floor Boardroom, Greenwich, Connecticut on Friday, May 9, 1997, at 10:00 A.M., for the following purposes:

        (1) To elect three directors to serve for a term of three years.

        (2) To consider and vote upon the proposal to adopt the NAC Re Corp. 1997 Incentive and Capital Accumulation Plan.

        (3) To consider and vote upon the proposal to amend the NAC Re Corp. Employee Stock Purchase Plan.

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 13, 1997 are entitled to vote at the meeting.

    You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

                                          By Order of the Board of Directors,

                                                    [SIGNATURE]

                                          CELIA R. BROWN
                                          SECRETARY

Greenwich, Connecticut
March 25, 1997

                               NAC RE CORPORATION

                 PROXY STATEMENT WITH RESPECT TO ANNUAL MEETING
                                OF STOCKHOLDERS

                                  MAY 9, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NAC Re Corporation (the "Company" or "NAC Re") to be used at the Annual Meeting of Stockholders of the Company which will be held at One Greenwich Plaza, Third Floor Boardroom, Greenwich, Connecticut, on Friday, May 9, 1997, at 10:00 A.M., and at any adjournment thereof.

    Stockholders who execute proxies retain the right to revoke them at any time. A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company a written notice of revocation, by executing and delivering a subsequent proxy bearing a later date, or by attending the meeting and voting in person. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. For a description of the voting procedures, see "Miscellaneous--Voting Procedures."

    Stockholders of record at the close of business on March 13, 1997 will be entitled to one vote for each share then held. There were outstanding on such date 18,484,688 shares of NAC Re common stock, $.10 par value (the "Common Stock").

    The principal executive offices of the Company are at One Greenwich Plaza, Greenwich, Connecticut, 06836-2568. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was March 25, 1997.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table identifies the number of shares of Common Stock beneficially owned at March 13, 1997 by each director and nominee for director, each named executive officer and all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment powers with respect to shares shown.

                                                              AMOUNT AND NATURE OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP      CLASS
------------------------------------------------------------  --------------------  -------------
Robert A. Belfer............................................           1,113,332(1 (2)         6.0%
John P. Birkelund...........................................              50,921(1)           *
Ronald L. Bornhuetter.......................................             409,078(3)         2.2%
Nicholas M. Brown, Jr.......................................              26,000(4)           *
C. W. Carson, Jr............................................              29,250(1)           *
Todd G. Cole................................................              29,250(1)           *
Michael G. Fitt.............................................              14,500(5)           *
Daniel J. McNamara..........................................              28,500(6)           *
Stephen Robert..............................................              39,480(1)           *
Wendy J. Strothman..........................................              15,750(7)           *
Herbert S. Winokur, Jr......................................              33,000(1)           *
Martha G. Bannerman.........................................              79,858(8)           *
Jerome T. Fadden............................................               9,031(9)           *
Stanley J. Kott.............................................              42,562(10)           *
C. Fred Madsen..............................................              43,681(11)           *
All directors and executive officers of NAC Re as a group
  (16 persons)..............................................           1,986,137(12)        10.4%

------------------------

*   Less than 1%.

(1) Includes 27,000 shares issuable pursuant to options exercisable under the Directors' Stock Option Plan.

(2) Includes 148,925 shares held in family trusts with respect to which Mr. Belfer and/or his wife or son are trustees, and 154,992 shares owned by his wife. Mr. Belfer disclaims beneficial ownership of such shares. Also includes 40,000 shares held by a foundation of which Mr. Belfer is an officer and 21,770 shares held in a family trust. Mr. Belfer has shared voting and investment power with respect to such shares. Also includes 123,492 shares held by Mr. Belfer for his wife in trust. Mr. Belfer has sole voting and investment power with respect to such shares. Mr. Belfer's address is 767 Fifth Avenue, 46th Floor, New York, NY 10153.

(3) Includes 14,369 shares allocated to Mr. Bornhuetter's Employee Savings Plan account and 284,250 shares issuable pursuant to exercisable options. Includes 2,375 shares owned by Mr. Bornhuetter's spouse, as to which he disclaims beneficial ownership.

(4) Includes 20,000 shares of restricted stock.

(5) Includes 13,500 shares issuable pursuant to options exercisable under the Directors' Stock Option Plan.

(6) Includes 22,500 shares issuable pursuant to options exercisable under the Directors' Stock Option Plan.

(7) All of such shares are issuable pursuant to exercisable options.

(8) Includes 6,200 shares of restricted stock, 52,740 shares issuable pursuant to exercisable options, and 450 shares held jointly with a family member as to which Ms. Bannerman disclaims beneficial ownership.

(9) Consists of 281 shares allocated to Mr. Fadden's Employee Savings Plan Account and 8,750 shares of restricted stock.

(10) Includes 3,863 shares allocated to Mr. Kott's Employee Savings Plan Account, 6,200 shares of restricted stock, and 26,895 shares issuable pursuant to exercisable options.

(11) Includes 7,503 shares allocated to Mr. Madsen's Employee Savings Plan Account, 6,500 shares of restricted stock, and 26,200 shares issuable pursuant to exercisable options.

(12) Includes 31,872 shares allocated to Employee Savings Plan accounts, 48,325 shares of restricted stock, 616,305 shares issuable pursuant to exercisable options, and 491,729 shares as to which such individuals disclaim beneficial ownership.

    The following table presents, to the knowledge of the Company, information as to all beneficial owners of 5% or more of the outstanding shares of Common Stock as of March 13, 1997, except for Robert A. Belfer, whose ownership is set forth above.

                                                                                           NATURE OF
                                                                                          AMOUNT AND
                                  NAME AND ADDRESS OF                                     BENEFICIAL     PERCENT OF
                                   BENEFICIAL OWNER                                      OWNERSHIP(1)       CLASS
---------------------------------------------------------------------------------------  -------------  -------------
The Equitable Companies Incorporated...................................................    3,256,514(2)        17.6%
  787 Seventh Avenue
    New York, NY 10019
Wellington Management Company, LLP.....................................................    1,721,273(3)         9.3%
  75 State Street
    Boston, MA 02109

------------------------

(1) Based on information contained in the most recent Schedule 13G or Schedule 13D filed by the beneficial owner under the Securities Exchange Act of 1934.

(2) Includes 564,600 shares held by The Equitable Life Assurance Society of the United States ("Equitable") with respect to which Equitable has sole voting power and sole power to dispose of such shares. The remaining shares are held by Alliance Capital Management L.P. ("Alliance") on behalf of investment advisory clients. Alliance has sole voting power with respect to 2,216,864 of such shares, shared voting power with respect to 69,100 of such shares and sole power to dispose all of such shares.

(3) The shares are held by Wellington Management Company, LLP ("Wellington") on behalf of investment advisory clients. Wellington has shared voting power with respect to 915,235 of such shares, and shared power to dispose all of such shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

    Three Directors will be elected at the meeting for a term of three years or until their respective successors shall have been elected and shall qualify. Each proxy received will be voted for the election of the nominees named below unless otherwise specified in the proxy. At this time, the Board of Directors of the Company knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any Director and any other person pursuant to which such person was selected as a Director or nominee. The vacant Class C Board position will remain vacant until a suitable candidate is selected by the Nominating Committee. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

                                                                                                            DIRECTOR
NAME OF NOMINEE                                                                               AGE            SINCE
----------------------------------------------------------------------------------------      ---      ------------------
CLASS C (TERM EXPIRES 1997)
  Ronald L. Bornhuetter.................................................................          64   August 1985
  Todd G. Cole..........................................................................          76   September 1987
  Daniel J. McNamara....................................................................          69   September 1991

    The following individuals are the Company's other Directors whose terms of office continue after the Annual Meeting and until the Annual Meeting in the year in which the directorships of their class expire.

                                                                                                            DIRECTOR
NAME OF DIRECTOR                                                                              AGE            SINCE
----------------------------------------------------------------------------------------      ---      ------------------
CLASS A (TERM EXPIRES 1998)
  John P. Birkelund.....................................................................          66   August 1985
  C. W. Carson, Jr......................................................................          68   September 1987
  Michael G. Fitt.......................................................................          65   December 1992
  Stephen Robert........................................................................          56   August 1985
CLASS B (TERM EXPIRES 1999)
  Robert A. Belfer......................................................................          61   August 1985
  Nicholas M. Brown, Jr.................................................................          42   November 1996
  Wendy J. Strothman....................................................................          46   March 1994
  Herbert S. Winokur, Jr................................................................          53   September 1987

    Ronald L. Bornhuetter has been Chief Executive Officer of the Company since December 1987 and Chairman of the Board of NAC Reinsurance Corporation ("NAC") since 1990 and of the Company since 1993. He has been a Director of the Company and NAC since August 1985. From August 1985 through October 1996, he served as President of the Company and Chief Executive Officer of NAC and from March 1986 through October 1996 he also served as President of NAC. Prior to joining the Company, Mr. Bornhuetter was Vice President-Finance of General Re Corporation and Senior Vice President and Comptroller of its subsidiary, General Reinsurance Corporation, having served as Chief Financial Officer of the Group. Mr. Bornhuetter is a Director of Washington National Corporation. He is a Fellow and former President of the Casualty Actuarial Society; a member and former President of the American Academy of Actuaries and also served as Chairman of the Actuarial Standards Board. He is also a member of the International Actuarial Association, and a former Vice President and head of the U.S. delegation to its Ruling Council. He is also a member of ASTIN and AFIR. He served as Chairman of The Reinsurance Association of America from 1993 to 1994. He is a Trustee of The College of Wooster, Wooster, Ohio.

    Nicholas M. Brown, Jr. joined the Company in November 1996 as President and Chief Operating Officer and a Director and President and Chief Executive Officer and a Director of NAC. Prior to joining the Company, Mr. Brown served at The St. Paul Companies as Executive Vice President and Chief Operating Officer of St. Paul Fire and Marine Insurance Company from May 1994 until November 1996 and as President of St. Paul Specialty from 1993 through May 1994. From 1976 until 1993 he served in various positions at Aetna Life and Casualty Companies, including Vice President--Select Accounts from December 1990 until August 1993. Mr. Brown is a Fellow of the Casualty Actuarial Society.

    Robert A. Belfer is Chairman and Chief Executive Officer of Belco Oil & Gas Corp., an independent gas and oil producing company. Prior to that he was President and Chairman of Belco Petroleum Corporation, a petroleum exploration and production company, from 1965 until April 1986. Mr. Belfer is a Director of Enron Corp. and of EOTT Energy Corp. and is a member of the Board of Overseers and Treasurer of the Albert Einstein College of Medicine and a member of the Board of Overseers of Cornell University Medical College.

    John P. Birkelund has been a Managing Director and a Director of Dillon, Read & Co. Inc. since 1981, serving as President from 1981 through 1985, Co-Chairman and Co-Chief Executive Officer from 1986 through 1988, Chief Executive of the firm from 1988 through 1993 and as Chairman since 1988. Mr. Birkelund is a Director of Darden Restaurants, Inc., Chairs the Polish-American Enterprise Fund and is a member of the Advisory Board of ORIX USA Corporation.

    C. W. Carson, Jr. currently serves as an independent financial consultant. He was a Partner with Price Waterhouse & Partners from 1985 until June 1988. From 1983 to 1985, Mr. Carson was Managing Director of the investment banking firm of Wm. Sword & Co., Inc. From 1956 to 1983, he was affiliated with Chemical Bank, serving as Vice Chairman and Director of the Bank and Holding Company from 1978 to 1983. Mr. Carson is a Director of Mitsubishi Trust & Banking Corporation
(USA) and Trebol International Corporation and serves as a trustee, director or advisor to several universities, endowment funds and other not-for-profit organizations.

    Todd G. Cole, retired Chairman and Chief Executive Officer of CIT Financial Corporation, is a consultant and corporate director. In his consulting role he served as Managing Director of SH&E, Inc., a consulting firm specializing in aviation (1992-1995), President and Chief Executive Officer of Frontier Airlines, Inc. D.I.P. (1986-1990) and Vice Chairman and Director of Eastern Air Lines, Inc. D.I.P. (1989-1991). He is a Director of CapMac Holdings, Inc., Kaiser Ventures, Inc., Hawaiian Airlines, Inc. and several private companies.

    Michael G. Fitt was President of Employers Reinsurance Corporation from 1979 to 1991 and Chairman and Chief Executive Officer from 1981 until his retirement in 1992. He is a Director of Boatmen's First National Bank of Kansas City, a Director of Kansas City Southern Industries, Inc., a Director of DST Systems Inc. and a member of the Board of Directors of Midwest Research Institute.

    Daniel J. McNamara currently is Of Counsel with the law firm of Hughes Hubbard & Reed LLP. He served as Chairman of the Insurance Group Practice of that law firm from March 1988 through 1994. From 1971 to 1988 he served as the first President of Insurance Services Office, Inc. (ISO). Mr. McNamara is a member and past President of the Casualty Actuarial Society and the American Academy of Actuaries. He is a Director of General Accident Insurance Company of America and General Accident Corporation of America and several private companies. He is Chairperson of the Board of Trustees of the College of Mount St. Vincent and also serves as a trustee or advisor to several not-for-profit organizations.

    Stephen Robert has served as Chairman of the Board and Chief Executive Officer of Oppenheimer & Co., Inc. since 1983, and was President of that company from 1979 to 1983. Mr. Robert is Vice Chancellor and Chancellor Designate of Brown University and he serves on the Boards of Electra Investment Trust P.L.C., Thirteen/WNET, The Manhattan Institute, the Polish-American Enterprise Fund and the New York City Economic Development Corporation.

    Wendy J. Strothman has been Executive Vice President and Publisher--Trade & Reference Division of Houghton Mifflin Company since January 1996. She served as Vice President and Publisher, Adult Trade and Reference Books in 1995. Between 1983 and 1995 she served as the Director of Beacon Press. She is a Trustee of Brown University and is affiliated with numerous publishing associations.

    Herbert S. Winokur, Jr. has been President of Winokur & Associates, Inc., an investment management company, and Managing General Partner of Capricorn Investors, L.P. since 1987. From 1983 to 1987, Mr. Winokur served as Senior Executive Vice President of Penn Central Corporation, and was a Director of that company from 1984 to 1987. Mr. Winokur is currently a Director of Enron Corp. and NHP, Inc., and Chairman of the Board of DynCorp.

    The following individuals are the Company's executive officers:

NAME                                                       AGE                             OFFICE
-----------------------------------------------------      ---      -----------------------------------------------------
Ronald L. Bornhuetter................................          64   Chairman of the Board and Chief Executive Officer,
                                                                    NAC Re; Chairman of the Board, NAC
Nicholas M. Brown, Jr................................          42   President and Chief Operating Officer, NAC Re;
                                                                    President and Chief Executive Officer, NAC
Martha G. Bannerman..................................          54   Vice President and General Counsel, NAC Re; Executive
                                                                    Vice President, General Counsel and Secretary, NAC
Jerome T. Fadden.....................................          40   Vice President, Chief Financial Officer and
                                                                    Treasurer, NAC Re; Executive Vice President, Chief
                                                                    Financial Officer and Treasurer, NAC
Celia R. Brown.......................................          42   Secretary, NAC Re; Vice President, NAC
Stanley J. Kott......................................          48   Executive Vice President, NAC
C. Fred Madsen.......................................          43   Executive Vice President, NAC

    Martha G. Bannerman has been Executive Vice President of NAC since 1994 and Vice President, General Counsel of the Company and a Director and General Counsel of NAC since 1986. From 1986 to 1994 she was Vice President of NAC and Secretary of the Company. From 1970 to 1977, Ms. Bannerman practiced law with Milbank, Tweed, Hadley & McCloy in New York. In 1977, Ms. Bannerman joined the Los Angeles law firm of Adams, Duque & Hazeltine (becoming a partner in 1978), where she specialized in business litigation, including a variety of insurance and securities matters. Ms. Bannerman served as Chair of the Law Committee of The Reinsurance Association of America from 1992-1994 and is active in the Tort and Insurance Practice Section of the American Bar Association.

    Jerome T. Fadden was appointed Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer and Treasurer and a Director of NAC in June 1996. From 1990 to 1996, he held various positions at Traveler's Group (formerly Primerica Corporation), including Treasurer from January 1994 to June 1996, Chief Financial Officer of The Gulf Insurance Group from 1992 to 1994, and Vice President--Finance Group from 1990 to 1992. Mr. Fadden was a Vice President at Shearson Lehman Brothers, Inc. from 1986 to 1990 and was an associate at E. F. Hutton & Company, Inc. from 1985 to 1986.

    Celia R. Brown has been Vice President of NAC and Secretary of the Company since 1994 and a Director of NAC since 1993. She served as Second Vice President and Associate General Counsel from 1991 to 1994 and as Assistant Vice President and Assistant General Counsel from 1988 to 1991. Prior to joining NAC, Ms. Brown served as Vice President at JWT Group, Inc. and as an associate in the law firm of Burns Summit Rovins and Feldesman in New York.

    Stanley J. Kott has been Executive Vice President of NAC since 1994 and a Director of NAC since 1990. From 1990 to 1994 he served as Vice President and Manager, Property Facultative. Before joining the Company, he was employed by E.
W. Blanch Company for over three years and served as Senior Vice President, Limited Partner and Director of the Facultative Division and also as Branch Manager, New

York Treaty. Mr. Kott was previously a Vice President at Guy Carpenter serving as Branch Manager of its Hartford Office and a property facultative underwriter at General Reinsurance Corporation.

    C. Fred Madsen has been Executive Vice President of NAC since 1994 and a Director of NAC since 1991. He served as Vice President and Manager, Casualty Facultative from 1991 to 1994. Prior to that time he held various positions in the Casualty Treaty Department. Before joining the Company in 1986, he served in various underwriting positions at General Reinsurance Corporation and Aetna Life & Casualty Company.

BOARD AND COMMITTEE MEETINGS

    The standing committees of the Board of Directors of the Company include, among others, the Audit, Nominating, Compensation and Finance and Investment Committees.

    The Audit Committee held four meetings in 1996. The members of the Committee are Messrs. Carson, Cole, Fitt and McNamara and Ms. Strothman, none of whom is an officer or an employee of the Company or NAC. The Audit Committee oversees management's discharge of its financial reporting responsibilities. It meets periodically with management and representatives of the Company's independent certified public accountants to discuss auditing and financial reporting matters. In addition, the independent certified public accountants and Audit Director meet with the Audit Committee to discuss the results of their examination and are given an opportunity to present their opinions, without management's presence, concerning the quality of the Company's financial reporting and adequacy of the system of internal controls. The independent auditors have, at all times, free access to and meet regularly with the Audit Committee. Representatives of Tillinghast--Towers Perrin, an independent actuarial consulting firm retained by the Audit Committee, meet with the Audit Committee to discuss the results of their examination and have, at all times, free access to the Audit Committee without management's presence.

    The Nominating Committee held one meeting in 1996. The members of the Committee are Messrs. Belfer, Birkelund, Bornhuetter and Robert. The duties of this Committee include reviewing the qualifications of candidates suggested by Board members, management, stockholders and other sources, considering the performance of incumbent Directors and approving a slate of nominees for election as Directors.

    Stockholders wishing to suggest candidates for election as Directors may submit names and biographical data to the Secretary of the Company, who will forward such information to the Nominating Committee for consideration.

    The Compensation Committee held three meetings in 1996. The members of the Committee are Messrs. Birkelund, Carson, McNamara, Robert and Winokur and Ms. Strothman, none of whom is an officer or an employee of the Company or NAC. The Committee is responsible for establishing, administering, reviewing and recommending changes in the Company's compensation plans for its executives and submitting such plans to the Board of Directors for approval.

    The Finance and Investment Committee held five meetings in 1996. The members of the Committee are Messrs. Belfer, Bornhuetter, Brown, Carson, Cole, Fitt, McNamara and Winokur. The Committee is responsible for the oversight of the Company's investments, including the selection of investment advisors and the adoption of investment policies and guidelines.

    During 1996, there were five meetings of the Board of Directors. All Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and all Committees on which they served. The Company considers attendance at scheduled meetings to be only one measure of a Director's contribution to the Company. Directors also fulfill their responsibilities by rendering advice in informal consultations with executive officers of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    For information concerning certain relationships and related transactions with respect to Stephen Robert, see "Compensation Committee Interlocks and Insider Participation." In March 1995, the Company entered into a consulting agreement with Michael G. Fitt pursuant to which Mr. Fitt provides insurance and reinsurance advisory services to the Company and, in particular, to its UK subsidiaries. The agreement was renewed in March 1997 for one additional year. For each year of his consulting arrangement, Mr. Fitt receives a consulting fee of $75,000 and a phantom stock option, which becomes fully vested in six months, in connection with 5,000 shares of the Company's Common Stock, with a base price equal to the market value of the Company's Common Stock on the date of grant, and a ten year term. In the event of a "change in control" of the Company, any unpaid amounts in connection with the agreement will be accelerated and immediately payable.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth compensation paid or accrued for the last three fiscal years, or as otherwise indicated, with respect to the named executive officers of NAC Re, for services rendered by such persons to NAC Re and NAC.

                                                                                 LONG-TERM COMPENSATION
                                                                          -------------------------------------
                                                                                   AWARDS
                                                                          ------------------------
                                                                          RESTRICTED   SECURITIES     PAYOUTS
                                             ANNUAL COMPENSATION             STOCK     UNDERLYING   -----------    ALL OTHER
                                     -----------------------------------    AWARDS       OPTIONS       LTIP      COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR     SALARY ($)    BONUS ($)     ($) (1)        (#)      PAYOUTS ($)       ($)
-----------------------------------  ---------  -----------  -----------  -----------  -----------  -----------  -------------
Ronald L. Bornhuetter                     1996   $ 581,333    $ 392,400       --          125,000    $ 415,300     $  90,531(2)
Chairman and Chief Executive              1995   $ 553,544    $ 423,500       --           37,500    $ 379,100     $  83,035(2)
Officer, NAC Re; Chairman, NAC            1994   $ 526,056    $ 236,700       --           11,500    $ 312,700     $  56,393(2)

Martha G. Bannerman                       1996   $ 290,836    $ 174,500       --           12,000    $ 140,900     $  41,040(3)
Vice President and General                1995   $ 241,347    $ 164,100       --           15,000    $ 118,300     $  29,820(3)
Counsel, NAC Re; Executive                1994   $ 218,833    $  87,500    $  39,000        8,500    $  94,500     $  17,213(3)
Vice President, General
Counsel and Secretary, NAC

Stanley J. Kott                           1996   $ 287,500    $ 172,500       --           12,000    $ 132,100     $  39,498(4)
Executive Vice President, NAC             1995   $ 221,000    $ 150,300       --           15,000    $ 105,400     $  27,170(4)
                                          1994   $ 195,917    $  78,400    $  39,000        8,000    $  82,500     $  14,424(4)

C. Fred Madsen                            1996   $ 287,500    $ 172,500       --           12,000    $ 129,400     $  39,480(5)
Executive Vice President, NAC             1995   $ 220,667    $ 150,100       --           15,000    $  99,200     $  26,641(5)
                                          1994   $ 182,000    $  72,800    $  39,000        8,000    $  72,100     $  13,573(5)

Jerome T. Fadden                          1996   $ 162,500    $ 348,750(6)  $ 125,625      67,000    $       0     $  11,322(7)
Vice President, Chief Financial
Officer and Treasurer, NAC Re;
Executive Vice President, Chief
Financial Officer and Treasurer,
NAC (6)

------------------------

(1) Restricted stock awards valued at the closing market price on the date of each award. The 1,500 shares of restricted stock granted to Ms. Bannerman and Messrs. Kott and Madsen on March 31, 1994 vests 20% on March 31, 1996 and an additional 20% each March 31 thereafter. The 3,750 shares of restricted stock granted to Mr. Fadden on June 30, 1996 vests 20% on June 30, 1998 and an additional 20% each June 30 thereafter. Unvested restricted stock held by the executives at year-end, valued at a December 31, 1996 closing price of $33.875, was as follows: Ms. Bannerman held 1,200 shares valued at $40,650, Mr. Kott held 1,200 shares valued at $40,650, Mr. Madsen held 1,500 shares valued at $50,813, and Mr. Fadden held 3,750 shares valued at $127,031. Dividends are paid on shares of restricted stock as, when and if dividends are paid on the Company's Common Stock.

(2) Amounts shown reflect Company contributions to the Employee Savings Plan and allocations to the Excess Benefit Savings Plan of $13,596 and $76,935, respectively, for 1996, $13,724 and $57,622, respectively, for 1995 and $9,188 and $34,700, respectively, for 1994. Also includes $11,689 and $12,505 for life insurance premiums paid by the Company for 1995 and 1994, respectively.

(3) Consists of Company contributions to the Employee Savings Plan and allocations to the Excess Benefit Savings Plan of $13,596 and $27,444, respectively, for 1996, $13,724 and $16,096, respectively, for 1995 and $9,188 and $8,025, respectively, for 1994.

(4) Consists of Company contributions to the Employee Savings Plan and allocations to the Excess Benefit Savings Plan of $13,596 and $25,902, respectively, for 1996, $13,724 and $13,446, respectively, for 1995 and $8,753 and $5,671, respectively, for 1994.

(5) Consists of Company contributions to the Employee Savings Plan and allocations to the Excess Benefit Savings Plan of $13,596 and $25,884, respectively, for 1996, $13,724 and $12,917, respectively, for 1995, and $9,188 and $4,385, respectively, for 1994.

(6) Mr. Fadden joined the Company in June 1996. Consists of annual bonus of $97,500 and replacement bonus of $251,250 paid in connection with Mr. Fadden's employment offer.

(7) Includes Company contributions to the Employee Savings Plan and allocations to the Excess Benefit Savings Plan of $10,197 and $1,125, respectively, for 1996.

OPTION GRANTS IN LAST FISCAL YEAR

    The Company maintains employee stock option plans pursuant to which eligible individuals may receive options to purchase the Company's Common Stock. The table below sets forth information concerning grants of stock options to the named executive officers of NAC Re during the last fiscal year. The amounts shown for each of the officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over a ten-year period from the date of grant of the respective options. The amounts shown as potential realizable values for all shareholders represent the corresponding increases in the market value of the approximately 18,463,000 shares of the Company's Common Stock outstanding as of March 3, 1997. Based on those outstanding shares at a share price of $37.50 on March 3, 1997, current market capitalization was $692,362,500. No gain to the optionees is possible without an increase in the stock price, which will benefit all shareholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation and are required to be disclosed by regulations adopted by the Securities and Exchange Commission. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the Company's Common Stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                          INDIVIDUAL GRANTS
                                       --------------------------------------------------------          POTENTIAL
                                                           % OF                                     REALIZABLE VALUE AT
                                         NUMBER OF         TOTAL                                       ASSUMED ANNUAL
                                        SECURITIES        OPTIONS                                   RATES OF STOCK PRICE
                                        UNDERLYING      GRANTED TO      EXERCISE                        APPRECIATION
                                          OPTIONS        EMPLOYEES       OR BASE                      FOR OPTION TERM
                                          GRANTED        IN FISCAL        PRICE     EXPIRATION   --------------------------
NAME                                        (#)            YEAR          ($/SH)       DATE(1)        5%            10%
-------------------------------------  -------------  ---------------  -----------  -----------  -----------  -------------
Ronald L. Bornhuetter................       25,000(2)          3.5%     $  37.875     9/4/2006   $   596,531(2) $   1,505,531(2)
                                            66,000(3 (5)          9.2%  $  34.000   10/30/2006   $ 1,413,720(5) $   3,567,960(5)
                                            34,000(4 (5)          4.8%  $  34.000   10/30/2006   $   728,280(5) $   1,838,040(5)
Martha G. Bannerman..................       12,000(2)          1.7%     $  37.875     9/4/2006   $   286,335(2) $     722,655(2)
Stanley J. Kott......................       12,000(2)          1.7%     $  37.875     9/4/2006   $   286,335(2) $     722,655(2)
C. Fred Madsen.......................       12,000(2)          1.7%     $  37.875     9/4/2006   $   286,335(2) $     722,655(2)
Jerome T. Fadden.....................       55,000(6 (7)          7.7%  $  31.125    6/10/2006   $ 1,078,481(6) $   2,721,881(6)
                                            12,000(2 (7)          1.7%  $  37.875     9/4/2006   $   286,335(2) $     722,655(2)

All Shareholders.....................                                                            $436,200,188(8) $1,100,886,188(8)

------------------------

(1) Options expire unless exercised within five years following termination of employment due to retirement, disability or death, or three months following termination of employment due to discharge or resignation, but in no event may option term exceed 10 years.

(2) Becomes exercisable in installments of 25% per year commencing September 4, 1998 so long as employment with the Company or its subsidiaries continues. At 5% appreciation, share price would be $61.74 on September 4, 2006. At 10% appreciation, share price would be $98.10 on September 4, 2006.

(3) Becomes exercisable in one-third installments commencing October 30, 1997 so long as employment with the Company or its subsidiaries continues.

(4) Becomes exercisable four years from grant date so long as employment with the Company or its subsidiaries continues, or, if earlier, (i) 50% vests upon issuer's common stock reaching price of 15% or more above exercise price and (ii) 50% vests upon the issuer's common stock reaching price of 30% or more above exercise price. In no event will vesting occur sooner than 6 months from date of grant. These options were granted on October 30, 1996.

(5) At 5% appreciation, share price would be $55.42 on October 30, 2006. At 10% appreciation, share price would be $88.06 on October 30, 2006.

(6) Becomes exercisable in installments of 20% per year commencing June 10, 1998. At 5% appreciation, share price would be $50.73 on June 10, 2006. At 10% appreciation, share price would be $80.61 on June 10, 2006.

(7) Granted as a stock appreciation right which converts into a non-qualified stock option in June 1998.

(8) At 5% appreciation, share price would be $61.13 on March 3, 2007. At 10% appreciation, share price would be $97.13 on March 3, 2007.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information concerning the exercise of stock options during the last fiscal year by the named executive officers of NAC Re and the value of unexercised stock options held by such officers at December 31, 1996.

                                                                            NUMBER OF
                                                                            SECURITIES                   VALUE OF
                                         NUMBER OF                          UNDERLYING                  UNEXERCISED
                                        SECURITIES                         UNEXERCISED                 IN-THE-MONEY
                                        UNDERLYING                           OPTIONS                      OPTIONS
                                          OPTION         VALUE      --------------------------  ---------------------------
NAME                                     EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------------------------------------  -----------  -------------  -----------  -------------  ------------  -------------
Ronald L. Bornhuetter.................      --            --           262,250        203,500   $  3,897,745   $   136,100
Martha G. Bannerman...................       8,824    $   174,824       52,740         45,360   $    693,417   $    74,900
Stanley J. Kott.......................      --            --            26,895         41,780   $    274,879   $    65,950
C. Fred Madsen........................      --            --            25,700         41,800   $    290,488   $    63,825
Jerome T. Fadden......................      --            --            --             67,000        --        $   151,250

------------------------

(1) Based on year-end market value of Common Stock of $33.875.

LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

    Pursuant to the Company's Long-term Incentive Plan, which is administered by the Compensation Committee of the Board of Directors, awards are based on corporate performance over three-year and five-year measurement periods and are paid following the end of each measurement period. One-half of the award is based on total shareholder return over a five-year period, compared to the return for the companies in the S&P Composite Stock Price Index, the S&P Property-Casualty Industry Index and the S&P Multiline Index. The other half of the award is based on operating return on beginning equity over a three-year period compared to a peer group composed of the 15 largest reinsurance companies. The following table sets forth information concerning Long-term Incentive Plan awards for the named executive officers of NAC Re. The awards are indicated in dollars, based on 1996 salaries, instead of percentages, in order to give shareholders an estimate of the amounts that may be paid out. Distributions under the Long-term Incentive Plan are made in March of each year with respect to the measurement period ending at the end of the preceding calendar year, and are included in the Summary Compensation Table.

                                                                             ESTIMATED FUTURE PAYOUTS UNDER
                                                                             NON-STOCK PRICE-BASED PLAN (1)
                                                                   ---------------------------------------------------
                                                     PERFORMANCE
                                                      OR OTHER
                                                    PERIOD UNTIL
                                                    MATURATION OR
NAME                                                 PAYOUT (2)      THRESHOLD ($) (3)    TARGET ($)  MAXIMUM ($) (4)
--------------------------------------------------  -------------  ---------------------  ----------  ----------------
Ronald L. Bornhuetter.............................     1995-1997                          $  348,800
                                                       1996-1998         $    0 $0          $348,800  69$7,600 $697,600
Martha G. Bannerman...............................     1995-1997                          $  130,876
                                                       1996-1998         $    0 $0          $130,876  26$1,752 $261,752
Stanley J. Kott...................................     1995-1997                          $  129,375
                                                       1996-1998         $    0 $0          $129,375  25$8,750 $258,750
C. Fred Madsen....................................     1995-1997                          $  129,375
                                                       1996-1998         $    0 $0          $129,375  25$8,750 $258,750
Jerome T. Fadden..................................     1995-1997                          $  135,000
                                                       1996-1998         $    0 $0          $135,000  27$0,000 $270,000

------------------------

(1) Actual awards and target and maximum amounts are characterized under the Long-term Incentive Plan as percentages. When an actual award is determined at the end of each measurement period, the percentage is applied to the individual's average annual base salary for such period. Because this average compensation level is not presently determinable, all amounts disclosed reflect the application of the applicable percentages to the individual's 1996 salary, which may be more or less than average compensation at the end of the relevant measurement periods.

(2) Actual awards for the 1994-1996 measurement period are reflected in the Summary Compensation Table.

(3) If neither formula threshold is reached, no award will be paid under the Plan.

(4) While there are no maximum payouts under the plan as amended, the Compensation Committee may exercise its discretion if and to the extent formulas produce awards in excess of 200% of the target payout.

RETIREMENT PLAN

    The NAC Re Corp. Retirement Plan is a qualified non-contributory defined benefit plan for all employees. Benefits are computed on the basis of a specified percentage of the individual's average total compensation, which includes salary and bonus awards (exclusive of Long-term Incentive Plan awards), for the thirty-six months of highest total compensation during the employee's last ten years of service. Benefits are computed on the basis of a "life and ten-year certain" annuity.

    The Company maintains a Benefits Equalization Plan authorizing payment to employees out of general funds of the Company of any benefits calculated under provisions of the Retirement Plan that are otherwise above the limitations of the Internal Revenue Code.

    The following table shows the estimated annual benefits payable upon normal retirement for specified average total compensation and years of credited service under the Retirement Plan and the Benefits Equalization Plan. Amounts disclosed are not subject to deduction for Social Security or other offset amounts.

                                                   YEARS OF CREDITED SERVICE
          AVERAGE TOTAL            ----------------------------------------------------------
          COMPENSATION                 15          20          25          30          35
---------------------------------  ----------  ----------  ----------  ----------  ----------
$ 200,000........................  $   46,022  $   61,363  $   73,703  $   86,044  $   86,044
  400,000........................      94,022     125,363     150,703     176,044     176,044
  600,000........................     142,022     189,363     227,703     266,044     266,044
  800,000........................     190,022     253,363     304,703     356,044     356,044
 1,000,000.......................     238,022     317,363     381,703     446,044     446,044
 1,200,000.......................     286,022     381,363     458,703     536,044     536,044
 1,400,000.......................     334,022     445,363     535,703     626,044     626,044

    The following table sets forth the number of full years of credited service as of December 31, 1996 under the Retirement Plan and the Benefits Equalization Plan, the 1996 compensation covered by the plans and number of years of credited service at normal retirement age for the named executive officers of NAC Re.

                                                               NUMBER OF FULL        CURRENT          NUMBER OF YEARS
                                                                  YEARS OF        COMPENSATION    OF CREDITED SERVICE AT
NAME OF INDIVIDUAL                                            CREDITED SERVICE       COVERED       NORMAL RETIREMENT AGE
-----------------------------------------------------------  -------------------  -------------  -------------------------
Ronald L. Bornhuetter......................................              11        $ 1,004,833                  11
Martha G. Bannerman........................................              10            454,936                  21
Stanley J. Kott............................................               6            437,800                  23
Jerome T. Fadden...........................................               0            162,500                  25
C. Fred Madsen.............................................              10            437,600                  32

    Current Compensation Covered is the equivalent of the salary reported in the Summary Compensation Table for 1996 and Annual Incentive Plan bonus for 1995 (and actually paid in 1996). See "Employment Agreements with Mr. Bornhuetter" for a description of the supplemental pension payable to Mr. Bornhuetter upon his retirement.

EMPLOYMENT AGREEMENTS WITH MR. BORNHUETTER

    Mr. Bornhuetter is employed pursuant to an agreement with NAC Re and NAC which became effective in March 1992 and extends until July 1, 1997 (the "Current Agreement"). Mr. Bornhuetter has also entered into an agreement with NAC Re and NAC to provide for his employment from July 1, 1997 through June 30, 2000 (the "Subsequent Agreement"). The Current Agreement provides that Mr. Bornhuetter will be nominated to the respective Boards of Directors of NAC Re and NAC and that he will be Chairman of the Executive Committee and the Finance and Investment Committee and Chairman of the Board of NAC.

    Mr. Bornhuetter's salary was established under the Current Agreement, with the opportunity for subsequent annual increases. He receives bonuses paid pursuant to the Annual Incentive Plan and Long-term Incentive Plan which are dependent on corporate performance. The Annual Incentive Plan bonus is based on a target percentage of 45% of average salary for the bonus year. The Long-term Incentive Plan bonus is based on a target percentage of 60% of average salary for the three-year measurement period.

    NAC Re and NAC are required to maintain life insurance of $600,000 on Mr. Bornhuetter's life and for his benefit (Mr. Bornhuetter receives additional life insurance pursuant to the Company's benefits program for all employees). Following the employment term, such insurance must be maintained in the amount of $100,000. If Mr. Bornhuetter's employment terminates because of disability before the end of his employment term, his compensation and certain benefits will continue except that annual salary payments will be 50% (53% effective July 1, 1997) of his average annual compensation (average salary of preceding 36 months times the sum of 1.00 plus target Annual Incentive Plan bonus percentage of 45%) reduced by the amount of any disability payments and retirement benefits he receives under the various benefit plans maintained by the Company and NAC. This benefit is payable for Mr. Bornhuetter's lifetime and, following his death, 50% of such amount is payable to his surviving spouse, unless a lump sum payment option is elected.

    Mr. Bornhuetter will receive a supplemental pension upon his retirement in an annual amount equal to 50% (53% effective July 1, 1997) of his average annual compensation (average salary of preceding 36 months times the sum of 1.00 plus target Annual Incentive Plan bonus percentage of 45%) reduced by benefits payable to Mr. Bornhuetter under pension plans of the Company or NAC or under pension plans of Mr. Bornhuetter's prior employer. This benefit is payable to Mr. Bornhuetter for his lifetime and, following his death, 50% of such amount is payable to his surviving spouse, unless a lump sum payment option is elected.

    If Mr. Bornhuetter's employment is terminated (i) by the Company other than for cause or (ii) by Mr. Bornhuetter for "good reason," as defined in the Current Agreement or the Subsequent Agreement, in addition to accrued benefits under such agreements, Mr. Bornhuetter will receive a lump sum payment equal to his then current base salary plus target payments from the Annual Incentive Plan and Long-term Incentive Plan (the "Severance Amount") for the unexpired portion of his employment term, except that, if such termination occurs after a change in control, Mr. Bornhuetter's severance payment will in no event be less than
2.99 times the Severance Amount. Provisions regarding continuing life and health insurance, excise tax payments and the definition of change in control are comparable to those contained in the Senior Officer Agreements described below.

EMPLOYMENT AGREEMENT WITH MR. BROWN

    Mr. Brown is employed pursuant to an agreement with NAC Re and NAC which agreement extends until December 31, 2001. His salary, as established under the agreement, is currently $500,000 per annum, with the opportunity for annual increases commencing March 1998. At that time he will also be eligible to receive bonuses paid pursuant to the Annual Incentive Plan and Long-term Incentive Plan which are dependent on corporate performance, based on target percentages of 45% and 55%, respectively. Pursuant to his agreement, Mr. Brown received an initial stock appreciation right grant (which automatically converts to a stock option grant after two years) with respect to 150,000 shares of NAC Re Common Stock, a grant of 20,000 shares of restricted stock, and a sign-on bonus which included a cash payment and the right to purchase 5,000 shares of Common Stock at par value. The agreement with Mr. Brown contains provisions with respect to relocation arrangements, severance provisions and change in control severance provisions.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE VICE PRESIDENTS

    The Company entered into employment agreements with Ms. Bannerman and Messrs. Fadden, Kott and Madsen effective October 30, 1996 for three-year terms. Pursuant to such agreements, in the event of involuntary termination of employment, the employee will receive a severance payment equal to his or her then current base salary plus annual and long-term bonuses paid out at the target percentages with respect to the greater of the balance of the term of the agreement or a two-year period. In the event of the voluntary termination of the employee, he or she is subject to provisions regarding non-competition and non-solicitation of clients. Severance provisions in the event of a change in control are described under "Change In Control Severance Agreements."

CHANGE IN CONTROL SEVERANCE AGREEMENTS

    In addition to the agreements described above, the Company has entered into severance agreements with the executive vice presidents, senior vice presidents and certain vice presidents of NAC (the "Senior Officer Agreements") and severance agreements with the other officers of NAC in order to reinforce and encourage the continued dedication and attention of such persons to their assigned duties without distractions arising from a potential change in control. These severance agreements as well as a severance program for other employees are also intended to help retain staff members in the event of a potential change in control and thereby protect the assets of the Company.

    As part of the Senior Officer Agreements, each party has agreed that in the event of a "potential change in control" of the Company, the senior officer will remain in the employ of the Company or its subsidiaries for a six-month period. If a senior officer's employment is terminated within two years of a "change in control" (i) by the Company other than for cause, or (ii) by the senior officer for "good reason," the senior officer will be entitled to a severance payment equal to his average annual compensation from the Company during the five years immediately preceding the change in control plus target payments from the Annual Incentive Plan and the Long-term Incentive Plan, multiplied by 2.99. The severance payment will be made over 2.99 years or in a discounted lump sum. The senior officer will also receive amounts earned but not yet paid under the Long-term Incentive Plan, acceleration of vesting of stock options and restricted stock, and continuing life and health insurance coverage for a three-year period after termination, as well as legal fees incurred in enforcing the severance agreement. If a senior officer becomes subject to an excise tax under the Internal Revenue Code as a result of any payments or benefits received on a change in control, the Company will make an additional payment to the senior officer to make him or her whole after payment of the excise tax.

    A "potential change in control" would be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in a change in control of the Company, (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a change in control, (iii) any person becomes the beneficial owner of securities representing 10% or more of the combined voting power of the Company's then outstanding securities; or (iv) the Board of Directors adopts a resolution to the effect that a potential change in control has occurred. A "change in control" of the Company would be deemed to occur if
(i) any person is or becomes the beneficial owner of securities representing 30% or more of the combined voting power of the Company's then outstanding securities, (ii) during any two-year period individuals who constituted the Board of Directors of the Company cease, for any reason, to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger, consolidation or complete liquidation of the Company or a sale of substantially all of the Company's assets. "Good reason" is defined to include any change in duties or responsibilities, reduction in compensation or benefits, relocation or the failure of the Company or its successor to provide the senior officer with a three-year employment contract for the equivalent duties and at comparable levels of compensation and benefits as exist at the time of the change in control.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive a retainer at a rate of $27,500 per annum, and fees of $2,500 for each Board of Directors' meeting attended and $1,000 for each Committee meeting attended. The Chairman of each Committee receives an additional retainer of $2,500 annually. The Company pays for or reimburses the travel and related expenses incurred to attend Board and Committee meetings.

    Directors may elect to defer, until a date specified, receipt of all or a portion of their retainers and fees. Interest is allocated to amounts deferred at a rate comparable to the rate earned by the NAC Re Corp. Employee Savings Plan investment fund that invests in guaranteed investment contracts. During 1996, four Directors elected to defer compensation pursuant to this arrangement.

    The Company maintains the Directors' Stock Option Plan pursuant to which Directors who are not full-time employees of the Company or its subsidiaries and who are otherwise eligible automatically receive non-qualified stock options to purchase NAC Re Common Stock at the market value for such stock on the grant date. The initial grant under the plan is an option to purchase 11,250 shares of Common Stock, with subsequent annual grants of options to purchase 2,250 shares of Common Stock. Such options become exercisable six months following their grant date. See "Certain Relationships and Related Transactions" for a description of consulting fees paid to Mr. Fitt.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during 1996 were: John P. Birkelund, C. W. Carson, Jr., Daniel J. McNamara, Stephen Robert, Wendy J. Strothman and Herbert S. Winokur, Jr. Stephen Robert is Chairman and Chief Executive Officer of Oppenheimer & Co., Inc. ("Oppenheimer"). Oppenheimer provides investment advisory services with respect to the Company's pension funds and a small portion of the Company's investment portfolio.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is driven by its primary corporate objectives--to provide the best return to the shareholders over the long term and to maintain a highly motivated staff, providing them with the opportunity to share in the success of the Company. Specifically, NAC Re's executive compensation program serves:

    - To align the interests of executives and shareholders by causing a significant portion of executive compensation to be variable, or "at risk," dependent upon the achievement of long-term corporate performance objectives, while emphasizing significant ownership of NAC Re Common Stock.

    - To sustain superior corporate performance over time by designing elements of the compensation program that are based on longer-term rewards, such as extended vesting and long-term plans.

    - To attract and retain quality staff by emphasizing the necessity to be highly competitive.

    Total compensation is intended to fall at approximately the 75th percentile of the reinsurance industry for above-average corporate performance. Industry statistics are generally derived from an independent survey of approximately 40 public and private property and casualty reinsurance companies, including three of the six companies in the S&P Property-Casualty Insurance Group Index, or their reinsurance affiliate. This information is further refined to construct a comparison to the top 15 reinsurers.

    At present, the executive compensation program is composed of salary, annual cash incentive opportunities, long-term cash incentive opportunities and stock-based awards. As the executive officer's level of responsibility increases, a greater portion of potential total compensation opportunity is based on corporate performance and appreciation in stock value and a lesser portion on individual performance and competitive industry levels, causing greater potential variability in the individual's absolute compensation from year to year.

    The Committee noted that during 1996 the Company's shareholder return continued to lag that of its peers and the general market. Both the Committee and management believe that continued strong operating performance will yield positive growth in stock price, and hence the Committee expects to continue to emphasize compensation programs which are tied to operational and stock performance and seek to align the interests of management and shareholders.

SALARIES

    Salary is viewed as fixed base compensation determined initially by industry and position comparisons. In addition, salaries are considered in the context of the Company's internal salary range structure to insure that the compensation level for each position is determined with regard to other relevant positions within the Company. For the Chief Executive Officer, annual adjustments are considered based on the goals and performance of the Company and prevailing competitive conditions. For other executive officers, individual performance is also considered.

ANNUAL INCENTIVE PLAN

    The Company's Annual Incentive Plan provides a yearly cash bonus opportunity that serves to motivate executive officers to achieve the Company's operational and strategic goals.

    Cash payouts under the Annual Incentive Plan are recommended by management and determined by the Compensation Committee after the completion of each calendar year. These payouts are based primarily on corporate performance for the prior year and an evaluation of each participant's respective contribution to the performance of the Company. As a participant's responsibilities increase, the portion of his or her bonus dependent on corporate performance increases. For the named executive officers, the entire bonus for 1996 was based on corporate performance.

    Awards are determined by an evaluation of the Company's performance relative to its business plan, which plan has been approved by the Board of Directors. Performance criteria include return on shareholders' equity, earnings and earnings growth, composite ratio, expense ratio, premium volume, performance relative to other comparable reinsurers and subjective measurements of success. There is no predetermined weight given to each criterion. Rather, the Committee's evaluation involves a subjective balancing of the various measures of success. If the Company's overall performance meets the performance expectations, bonuses are paid at the target level. It is not necessary for each individual aspect of the performance expectations to be met for bonuses to be paid at the target level. For 1996, the Committee determined that the Company's overall performance exceeded the expectations established in the approved business plan for the year in nearly all areas. Based on the foregoing, the Committee determined that the corporate performance element of the Annual Incentive Plan payout should be 150% of target.

LONG-TERM INCENTIVE PLAN

    The Company's Long-term Incentive Plan is a cash award plan designed to provide incentives for superior long-term corporate performance. This program in particular has been structured to recognize the critical importance and retention of key management employees and to focus their attention on long-term goals. Long-term Incentive Plan awards are based solely on corporate performance.

    In 1994, the Committee made substantial changes to the Long-term Incentive Plan. The principal change included replacing the subjective evaluation of corporate performance over a three-year measurement period with a determination of performance based on objective formulas that measure the Company's internal and external financial performance. The measurement of internal performance is based on the Company's operating return on beginning equity over a three-year period compared to a peer group composed of the 15 largest reinsurance companies. The measurement of external performance is based on the Company's total shareholder return over a five-year period, compared to the returns measured by the S&P 500 Composite Stock Price Index, the S&P Property-Casualty Industry Index and the S&P Multiline Index. Minimum performance levels are required for a payout under each formula, however, discretion may be applied by the Committee.

    The payout for the 1994-1996 measurement period under the Long-term Incentive Plan was determined by the Committee at 125% of target.

STOCK-BASED PLANS

    Stock-based plans are designed to align the interests of executives and shareholders by providing value to the executive as the stock price increases. Due to the variability of the stock price, stock options and restricted stock make a significant portion of executive compensation dependent upon the Company's overall results and how the Company is perceived by its shareholders and the marketplace. Options granted to executives are typically granted at 100% of the market value of the stock on the date of grant. Generally, option awards become exercisable over a relatively long period, motivating executives to sustain high corporate performance in order to increase the value of such options.

    For the regular 1996 option grant an option pool for all officers was established by the Compensation Committee utilizing guidelines based on general and reinsurance industry competitive practice and an option valuation. The total number of options outstanding relative to shares outstanding was also considered. Individual awards for executives were determined by the Compensation Committee by the application of individual guideline amounts (which are based on level and competitive practice) to the corporate pool.

CEO COMPENSATION

    As described, the executive compensation program is designed to link compensation with the accomplishment of business and corporate objectives and with return for the shareholders. This is clearly exemplified in the compensation of the Company's Chief Executive Officer, Mr. Bornhuetter.

    The Company has an employment agreement with Mr. Bornhuetter. In accordance with such agreement, annual base salary increases are determined based on a review of his salary in relationship to the performance of NAC Re and prevailing competitive conditions. Mr. Bornhuetter's annual salary increase for 1996 was determined in March 1996 to be 5%.

    Mr. Bornhuetter's Annual Incentive Plan payment for 1996 was determined by multiplying the payout percentage determined by the Committee by his target, resulting in a bonus of $392,400. The specific corporate performance criteria for determining the bonus level are described under "Annual Incentive Plan," above. Further, Mr. Bornhuetter's Long-term Incentive Plan award for the 1994-1996 measurement period was determined by multiplying the payout percentage determined on the basis of corporate performance by his target, resulting in a bonus of $415,300. The performance measures utilized for determining this award level are described under "Long-term Incentive Plan," above. In September 1996, Mr. Bornhuetter received a regular stock option grant to purchase 25,000 shares of Common Stock at the market value on the date of grant as part of the Company's annual option grants. He also received a special stock option grant in October 1996 to purchase 100,000 shares of Common Stock at the market value on the date of grant. The special grant was made in connection with Mr. Bornhuetter's agreement to enter into a contract to extend his employment to June 30, 2000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to certain executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. All compensation paid by the Company during 1996 was fully deductible for federal income tax purposes. The Company is seeking stockholder approval of the 1997 Incentive and Capital Accumulation Plan in order to qualify certain compensation under such plan as deductible under Section 162(m) of the Internal Revenue Code. Whether all compensation paid in future years is fully deductible will depend upon the passage of the 1997 Incentive and Capital Accumulation Plan as well as any determination by the Committee that the need to retain flexibility with respect to executive compensation is in the best interests of the Company.

         JOHN P. BIRKELUND     C. W. CARSON, JR.     DANIEL J. MCNAMARA

       STEPHEN ROBERT         WENDY J. STROTHMAN         HERBERT S. WINOKUR, JR.
(CHAIRMAN)

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that during the year ended December 31, 1996, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

PERFORMANCE GRAPH

    The following graph compares the yearly change in the Company's cumulative total shareholder return on its Common Stock to such return for the S&P 500 Composite Stock Price Index (the "S&P 500 Index") and a peer group that combines the S&P Property-Casualty Industry Index (the "P&C Index") and the S&P Multiline Insurance Stock Price Index. The peer group consists of the following companies:
Allstate Corporation, Chubb Corporation, General Re Corporation, Loews Corporation, SAFECO Corporation, The St. Paul Companies, United States Fidelity & Guaranty Corporation, American International Group, CIGNA Corporation, ITT Hartford Group Inc., Lincoln National and The Travelers Group, Inc. (the "Peer Group"). The graph compares such returns since the Company's initial public offering in October 1985, with December 31, 1991 as the base year. The cumulative total shareholder return on the Company's Common Stock (including dividends) was 245.2% from the initial public offering to the end of 1996 and 10.4% from year-end 1991 to year-end 1996. The cumulative total return for the S&P 500 Composite Stock Price Index was 427.6% from October 1985 to December 31, 1996 and 86.9% from December 31, 1991 to December 31, 1996. The cumulative total return for the Peer Group was 362.5% from October 1985 to December 31, 1996 and 124.5% from December 31, 1991 to December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NAC RE    TOTAL S&P 500    MARKET CAP COMBINED PEER GROUP
IPO(2)         31.95           35.43                             48.55
1985           51.45           41.34                             60.22
1986           36.52           49.01                             62.54
1987           24.69           51.51                             57.74
1988           44.15           60.07                             62.31
1989           74.67           79.11                             87.59
1990           69.53           76.65                             76.68
1991(3)          100             100                               100
1992          129.08          107.62                            115.29
1993           95.33          109.04                            120.92
1994          107.86          110.48                            126.83
1995          116.52          152.01                            180.39
1996          110.39          186.93                            224.52

(1) Stock price appreciation plus dividends.

(2) The Company's initial public offering was in October 1985.

(3) Assumes shareholder invests $100 on December 31, 1991. For periods prior to that date, the graph shows how investments in the Company, the S&P 500, the Peer Group and the P&C Index would have reached $100 on that date from an investment in October 1985.

                  ADOPTION OF THE NAC RE CORP. 1997 INCENTIVE
                         AND CAPITAL ACCUMULATION PLAN

BACKGROUND

    Since its inception, the Company has maintained incentive compensation plans designed to provide management and many other employees with a meaningful portion of their compensation in Company stock, primarily through the grant of stock options. By granting these awards to a wide spectrum of employees (currently over 50% of the staff is eligible for stock incentive compensation), and by utilizing relatively long vesting schedules, the Company has aligned the interests of the staff with the long-term interests of shareholders. In addition, the use of stock incentives has contributed to the Company's success at recruiting and retaining talented professional staff in a highly-competitive recruiting environment. The Company has also encouraged employees to accumulate increasing amounts of stock, and has adopted stock retention guidelines for all officers, in order to expand their personal financial interest in the Company's success and to align their interests with those of the Company's shareholders.

    In March 1997, the Board of Directors of the Company adopted, subject to stockholder approval, the NAC Re Corp. 1997 Incentive and Capital Accumulation Plan (the "Plan"). The Plan has been designed to accomplish several purposes:

    1. The Plan will enable the Company to continue to grant stock options and stock appreciation rights to a broad number of employees. Currently, options with respect to only approximately 40,000 shares remain available for grant under the Company's other employee stock option plans. Future grants under those plans will be limited to the grant of options with respect to those shares and other shares subject to options which expire or are forfeited.

    2. The share authorization under the Plan minimizes earnings per share dilution by including as part of the total number of shares authorized under the Plan, shares purchased on the open market under the Company's stock repurchase program.

    3. The Plan will expand employee stock accumulation, particularly among the Company's senior staff, by enabling the Compensation Committee to convert a portion of compensation paid under cash bonus programs to restricted stock and restricted stock unit awards.

    4. The Plan will provide flexibility to the Compensation Committee to grant a limited amount of restricted stock or restricted stock units, if needed to enhance or maintain the competitiveness of the Company's compensation program. In addition, the built-in flexibility of the Plan will allow the Company to develop and implement new performance-based compensation programs using both cash and stock.

    5. The Plan will provide a vehicle whereby awards under the Company's Long-term Incentive Plan (as well as most awards made under the Plan) can be paid pursuant to criteria that will preserve the tax deductibility of such payments under Section 162(m) of the Internal Revenue Code.

    The following description of the Plan is a summary of its terms and is qualified entirely by reference to the plan document, provided at Exhibit A. Stockholders should carefully read this Exhibit before voting.

SUMMARY OF THE PLAN

    TERM OF PLAN. The Plan became effective on March 11, 1997 upon its adoption by the Board of Directors, and will terminate on the tenth anniversary of such effective date.

    ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors or a subcommittee thereof (the "Committee") composed of non-employee, independent members of the Board who are not eligible to receive awards under the Plan. Subject to the terms and conditions of the Plan, the Committee may prescribe, amend and rescind rules and regulations relating to the Plan, select participants, grant awards and interpret, construe and implement the provisions of the Plan, and may delegate its duties to members of senior management of the Company, provided that awards to senior officers of the Company and its subsidiaries may only be made by the Committee.

    COMMON STOCK AUTHORIZATION. The Plan provides the Committee with authorization to grant stock options, stock appreciation rights and stock awards. The maximum number of shares of Common Stock with respect to which stock-based awards may be granted is 850,000 shares. The Plan also permits the grant of no more than an additional 450,000 shares, provided these shares are acquired by stock repurchase during the term of the Plan. Further, shares tendered to the Company in payment of all or part of the exercise price of an option under the Plan, or shares that are canceled or forfeited, will increase the number of shares available for awards under the Plan. Notwithstanding the foregoing, no more than 250,000 shares will be available for the grant of restricted stock and restricted stock units under the Plan.

    Pursuant to the share limits described above, shares of Common Stock to be issued under the Plan may be made available from the authorized but unissued shares of Common Stock of the Company, from shares of Common Stock held in treasury, or from shares purchased on the open market.

    ELIGIBILITY FOR PARTICIPATION. All salaried employees of the Company or any of its subsidiaries are eligible to participate in the Plan. The selection of participants from eligible employees is within the discretion of the Committee (and will generally be officers of the Company or its subsidiaries). The estimated number of people who are likely to be considered for participation in the Plan is approximately 175.

    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Stock options and/or stock appreciation rights ("SARs") may be granted under the Plan in the discretion of the Committee. The exercise price for such grants may not be less than the fair market value of the underlying Common Stock on the date of grant. Options may be either nonqualified options or incentive stock options ("ISOs"). SARs may be granted in tandem with or unrelated to options granted under the Plan. The Committee may exercise discretion as to the terms and conditions upon which options may be exercisable, except that the term of options and SARs may not exceed 10 years. Unless otherwise determined by the Committee at the time of grant, stock options and/or SARs will be subject to a five-year vesting schedule beginning on the second anniversary of the date of grant. The payment of the exercise price of options may be made in cash or, at the discretion of the Committee, by exchanging shares owned by the optionee for at least six months, or by a combination of cash and shares. No participant may receive stock options or SARs with respect to more than 400,000 shares of Common Stock over the term of the Plan.

    In the event that a participant exercises an option granted under the Plan or any other stock option plan of the Company by exchanging shares owned by the optionee, the Committee is authorized, in its discretion, to grant or provide for the automatic grant of a restoration option to such participant. A restoration option will entitle the participant to purchase a number of shares equal to the number of shares tendered in payment of the exercise price of the original option, at a per share exercise price equal to not less than 100% of the per share fair market value on the date of grant of such restoration option. Restoration options will have a term equal to the lesser of the term remaining on the original option or five years, and will contain such other terms and conditions as the Committee determines.

    RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Awards of restricted stock or stock units (which stock units generally will be used for employees outside of the United States) may be made in the discretion of the Committee under the Plan and will consist of shares, or units representing such shares, granted to a participant and subject to forfeiture and to restrictions on transfer. The Plan authorizes the Committee to establish the length of the restricted period. Restricted stock will carry full voting and dividend rights, and the grant of restricted stock units may provide for the payment of dividend equivalents. The Committee has the authority to determine other terms and conditions of awards, including the establishment of performance goals for the grant or vesting of restricted stock or restricted stock units, based on one or more of the performance criteria described under Performance-Based Awards below. No participant may receive more than 100,000 shares of restricted stock and restricted stock units over the term of the Plan, exclusive of grants in lieu of cash as described under Capital Accumulation Grants below.

    CAPITAL ACCUMULATION GRANTS. The Committee may provide for the payment of a portion of the cash to be paid to certain individuals under the Company's annual or long-term incentive plans in the form of stock or stock units, with such restriction period as the Committee determines. The price of the restricted stock for purposes of determining the number of shares to be issued will be the fair market value of the stock at the time the bonus is determined. However, the amount of the bonus may be adjusted to reflect the restricted nature and potential forfeiture of the stock and may vary depending upon the duration of the restrictions and whether the payment in stock is mandatory or voluntary. Restrictions on capital accumulation grants lapse upon the death, disability or retirement of a participant. In the event of voluntary termination of a participant or termination for cause, prior to the expiration of the restrictions, the grant will be forfeited. In the event of an involuntary termination other than for cause, prior to the expiration of the restrictions, the grant will be forfeited and the participant will receive the LESSER OF (i) the amount of cash that would have been paid, without interest, had no capital accumulation grant been made or (ii) the fair market value of the stock underlying the capital accumulation grant.

    PERFORMANCE UNITS. The Committee has the discretion to grant performance units, the payment of which is conditioned upon meeting specific performance goals over a performance period determined by the Committee. Performance goals will be established by the Committee for the relevant performance period, based upon one or more of the financial measures described under Performance-Based Awards below. The Committee may, in certain instances, adjust such goals as it deems equitable to reflect unusual or nonrecurring events affecting the Company, or changes in tax laws or accounting principles. The Committee will determine the value of each performance unit, which may be a specified dollar amount or a percentage of the participant's salary, a specified number of shares of Common Stock, or a combination of both. The Committee will also determine whether compensation attributable to the performance unit is intended to qualify as performance-based compensation under Section 162(m) of the Code. The Committee will determine such other terms and conditions of an award of performance units as it deems appropriate. Notwithstanding the foregoing, the maximum dollar amount that can be paid to any participant in any taxable year with respect to performance units is $1 million and the maximum number of shares of Common Stock that can be distributed to any participant in any taxable year with respect to performance units is 20,000.

    PERFORMANCE-BASED AWARDS. Certain awards granted under the Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Code. As determined by the Committee in its sole discretion, either the granting or vesting of such performance-based awards are to be based upon one or more of the following factors: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, dividends and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs and expense growth; gross or net premium growth; statutory combined ratio; expense ratio; or any combination of the foregoing. After establishing a performance goal with respect to a performance-based award, the Committee cannot revise such performance goal or increase the amount of compensation payable thereunder upon the attainment of such performance goal; however, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

    TERMINATION OF EMPLOYMENT. In the event of retirement, death or disability of a participant, stock options (other than ISOs) and SARs granted under the Plan which were otherwise exercisable shall expire unless exercised within five years after the date of termination of employment, unless the Committee provides otherwise. In the event of discharge or resignation of an optionee, options which were otherwise exercisable shall expire unless exercised within a period of one month from the date of termination of employment, unless the Committee provides otherwise. In the event of discharge of a participant for cause, all options are forfeited by the participant, unless the Committee provides otherwise. An ISO must be exercised within one month of termination of employment for any reason except death or disability of the participant, in which case the ISO will expire unless exercised within one year of termination. An ISO granted to a ten percent stockholder may not be exercised after five years from the date it was granted. In no event may any stock option be exercised after ten years from the date of grant. No option or SAR is transferable by a participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom it is granted, it may be exercised only by such individual.

    Except as otherwise provided with respect to capital accumulation grants, restricted stock and restricted stock units become fully vested in the event of a participant's death or disability. In the event of discharge or resignation of a participant, unvested restricted stock and restricted stock units are immediately forfeited by the participant.

    ADJUSTMENT PROVISIONS. If there is any change in the Common Stock, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment will be made to each outstanding stock option and SAR such that each such stock option and SAR will thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such stock option or SAR had such stock option or SAR been exercised in full immediately prior to such change. In addition, the Committee has the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercisability and vesting of such awards, the number and kind of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of the Common Stock and other value determinations applicable to outstanding awards. Appropriate adjustments may also be made by the Committee in the terms of any awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to stock options, SARs and other awards intended to constitute performance-based awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

    CHANGE IN CONTROL. In the event of a Change in Control of the Company (as defined in the Plan), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding awards, including, without limitation, accelerating the exercisability or vesting of such awards. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each outstanding stock option and SAR will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each share of Common Stock subject to such stock option or SAR, an amount equal to the excess of the fair market value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such stock option or SAR. Such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, determines.

    AMENDMENT OR TERMINATION. The Board of Directors may amend the Plan from time to time or suspend or terminate the Plan at any time, but no amendment of the Plan will, without approval of the stockholders of the Company: (i) increase the total number of shares which may be issued under the Plan;

(ii) increase the maximum number of shares with respect to stock options, SARs and other awards that may be granted to any individual under the Plan; (iii) modify the requirements as to eligibility for awards under the Plan; (iv) provide for an exercise price of any stock option or SAR granted under the Plan that is below the fair market value of the Common Stock on the date of grant;
(v) provide for the cancellation and regrant of a stock option or SAR if the regranted stock option or SAR has an exercise price lower than the exercise price of the cancelled stock option or SAR; or (vi) disqualify any outstanding incentive stock option granted under the Plan as an incentive stock option.

FEDERAL INCOME TAX CONSEQUENCES

    The statements in the following paragraphs of the principal federal income tax consequences of awards under the Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

    INCENTIVE STOCK OPTIONS. Incentive stock options ("ISOs") granted under the Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

    An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights."

    Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

    An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously-acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously-acquired shares.

    The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

    NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Non-qualified stock options ("NSOs") granted under the Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of (i) the fair market value of the shares of Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

    As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO or SAR (i.e., the "Deferral Period")) for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

    The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

    A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

    If an individual exercises an NSO by delivering shares of Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

    OTHER AWARDS. With respect to other awards under the Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

    With respect to awards under the Plan that are settled in shares of Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture--absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which
(i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the Plan will be subject to both wage withholding and other employment taxes.

    The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

    DIVIDENDS AND DIVIDEND EQUIVALENTS. To the extent awards under the Plan earn dividend or dividend equivalents, whether paid currently or credited to an account established under the Plan, an individual generally will recognize ordinary income with respect to such dividend or dividend equivalents at the time paid in cash or shares of Common Stock.

    CHANGE IN CONTROL. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

    CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that stock options, SARs and performance-based awards granted under the Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code.

VOTE REQUIRED

    The Plan will not become effective unless it is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment thereof. In the event the Plan is not approved, the shares of Common Stock allocated by the Board of Directors will revert to the Company.

BOARD RECOMMENDATIONS

    The Board of Directors recommends a vote FOR approval of the proposal to adopt the NAC Re Corp. 1997 Incentive and Capital Accumulation Plan substantially in the form attached as Exhibit A.

        PROPOSAL TO AMEND THE NAC RE CORP. EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    In 1988, the Board of Directors adopted and the stockholders subsequently approved, the NAC Re Corp. Employee Stock Purchase Plan (the "Stock Purchase Plan") designed to give employees of the Company and NAC an opportunity to purchase Common Stock through payroll deductions and to create stockholder value by further aligning the interests of the Company's employees with those of its stockholders. The Stock Purchase Plan provides employees with an increased proprietary interest in the Company, and thereby gives participants an ongoing incentive in the continued success of the Company.

    In December 1992, the Board adopted and the stockholders subsequently approved, an amendment to the Stock Purchase Plan to increase the number of shares of Common Stock available for purchase from 112,500 to 237,500 and to extend the expiration date of the Stock Purchase Plan from February 1, 1994 to February 1, 1998.

    In March 1997, the Board adopted an amendment to the Stock Purchase Plan to increase the number of shares of Common Stock available for purchase by 100,000 shares from 237,500 to 337,500 and to extend the expiration date of the Stock Purchase Plan from February 1, 1998 to January 16, 2003, subject to stockholder approval.

    The following table sets forth the dollar value (represented by the difference between the per share purchase price and the market value on the date of purchase) and the number of shares purchased under the Stock Purchase Plan for the 1996-1997 offering period and the 1995-1996 offering period by the named executive officers of NAC Re, and all other employees of NAC as a group.

                                                                         AMENDED PLAN BENEFITS
                                                                      EMPLOYEE STOCK PURCHASE PLAN
                                                           --------------------------------------------------
                                                              1995-1996 OFFERING        1996-1997 OFFERING
                                                                  PERIOD(1)                 PERIOD(2)
                                                           ------------------------  ------------------------

                                                             DOLLAR      NUMBER OF     DOLLAR      NUMBER OF
NAME AND PRINCIPAL POSITION                                 VALUE(3)       UNITS      VALUE(3)       UNITS
---------------------------------------------------------  -----------  -----------  -----------  -----------
Ronald L. Bornhuetter
  Chairman and Chief Executive Officer, NAC Re; Chairman,
  NAC....................................................   $    4.99          751    $    5.02          746

Martha G. Bannerman
  Vice President and General Counsel, NAC Re; Executive
  Vice President, General Counsel and Secretary, NAC.....   $    4.99          751    $    5.02          746

Stanley J. Kott
  Executive Vice President, NAC..........................   $    4.99          562    $    5.02          746

C. Fred Madsen
  Executive Vice President, NAC..........................   $    4.99          683    $    5.02          746

Non-Executive Officer
  Employee Group.........................................   $    4.99       18,486    $    5.02       25,419

------------------------

(1) Shares purchased on January 15, 1996.

(2) Shares purchased on January 15, 1997.

(3) The dollar value of the benefit is calculated as the difference between the purchase price per share and the market value of the Common Stock on the date of purchase.

    The following description of the Stock Purchase Plan as amended is qualified in its entirety by reference to the plan document, provided at Exhibit B. Stockholders should carefully read this Exhibit before voting.

SUMMARY OF THE PLAN

    ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors or a subcommittee thereof (the "Committee") composed of non-employee, independent members of the Board who are not eligible to receive awards under the Plan. The Committee has the sole and complete authority to establish regulations for the administration of the Stock Purchase Plan, interpret the Stock Purchase Plan and make all determinations deemed necessary or advisable for the administration of the Stock Purchase Plan.

    ELIGIBILITY AND PARTICIPATION. Each regular employee of the Company and its subsidiaries is eligible to participate in the Stock Purchase Plan on the January 15 coinciding with or next following the date on which such person becomes an employee. Participation in the Stock Purchase Plan is voluntary. An eligible employee becomes a participant in the Stock Purchase Plan by authorizing the Company and its subsidiaries to deduct up to twenty percent (in whole multiples of one percent) from the participant's compensation (as defined in the Stock Purchase Plan) otherwise payable to the participant during the period beginning on January 15 and ending on the next January 15 (the "Offering Period").

    COMMON STOCK PURCHASES. A stock purchase account will be established on the books and records of the Company and its subsidiaries for each participant. The amounts deducted from a participant's compensation will be credited to the participant's stock purchase account. No interest will accrue or be paid with respect to amounts credited to stock purchase accounts.

    Subject to the limitations discussed below, the amount credited to each participant's stock purchase account as of the last day of each Offering Period will be used to purchase the largest number of whole shares of Common Stock which can be purchased at a price equal to eight-five percent (85%) of the lesser of:

        (a) the fair market value (as defined in the Stock Purchase Plan) of a share of Common Stock as of the first day of the Offering Period; or

        (b) the fair market value of a share of Common Stock as of the last day of the Offering Period; provided, however, in no event may the price be less than the par value ($.10) of a share of Common Stock.

    Participants will become the owner of record of the Common Stock when it is issued (as of the last day of the Offering Period). However, such stock will be restricted for a forty-five day period, during which time the participant cannot sell or otherwise transfer ownership of the stock.

    The maximum number of shares that may be purchased for a participant during an Offering Period is 2,250 shares. That maximum will be reduced if after the purchase the participant would own stock of the Company (including stock the participant could purchase under any outstanding stock options) possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or any of its subsidiaries or if the total fair market value of the shares to be purchased for the participant determined on the first day of the Offering Period would exceed Twenty-Five Thousand Dollars ($25,000) for each calendar year during which the participant has been participating in the Stock Purchase Plan.

    WITHDRAWAL FROM PARTICIPATION. A participant (or if the participant is deceased, his or her beneficiary) may withdraw from participation in the Stock Purchase Plan at any time. Termination of a participant's employment with the Company and its subsidiaries for any reason other than (i) death or (ii) retirement or disability more than 3 months prior to the end of an Offering Period, constitutes automatic withdrawal from participation. Upon withdrawal, the participant's stock purchase account will be distributed to the participant and no shares of Common Stock will be purchased for the participant.

    AMENDMENT OR TERMINATION. The Board of Directors may amend or terminate the Stock Purchase Plan at any time, but no amendment without stockholder approval may (i) materially increase the benefits accruing to participants under the Stock Purchase Plan; (ii) increase the number of shares of Common Stock reserved under the Stock Purchase Plan; (iii) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan or (v) change the method of determining the purchase price for the shares of Common Stock. If not sooner terminated either by the Board of Directors of the Company or automatically because all shares reserved under the Plan have been issued and sold, the Plan will continue in effect through January 16, 2003.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of Federal income tax consequences is based on an analysis of the Code as currently in effect, existing judicial decisions and administrative regulations and rulings, all of which are subject to change, possibly on a retroactive basis.

    A participant will not realize any taxable income as a result of participation in, or upon the purchase of Common Stock under, the Stock Purchase Plan. Instead, taxation is deferred until the disposition of such Common Stock by the participant. Neither the Company nor any of its subsidiaries will be entitled to any compensation deduction as a result of participants purchasing Common Stock pursuant to the Stock Purchase Plan. A participant, however, will be taxed on amounts withheld from salary under the Stock Purchase Plan as if actually received by such participant and the Company will receive a deduction for such amounts.

    The participant's tax basis in his shares of Common Stock for purposes of calculating gain or loss will equal the amount paid for such shares. Generally, the participant's holding period for the shares will begin on the date the shares are purchased.

    If a participant disposes of shares of Common Stock purchased under the Stock Purchase Plan more than two years after the first day of the relevant Offering Period and more than one year after the shares are issued to the participant, and the fair market value of the shares at the time of disposition exceeds the purchase price of the shares, then the participant will realize taxable income. An amount equal to (i) the lesser of (a) fair market value of the shares on the first day of the Offering Period for the shares or (b) the fair market value of the shares at the time of disposition over (ii) the purchase price of the shares will be taxed as ordinary income. Any gain realized in excess of the amount taxed as ordinary income will be taxed as long-term capital gain. If a participant disposes of shares for less than the purchase price of the shares, then the entire loss will be treated as a long-term capital loss. Neither the Company nor any of its subsidiaries will be entitled to any compensation deduction.

    If, on the other hand, a participant disposes of shares purchased under the Stock Purchase Plan within two years after the first day of the relevant Offering Period or within one year after the shares are issued to the participant (a "disqualifying disposition"), the amount by which the fair market value of the shares at the time of purchase exceeded the purchase price of the shares will be treated as ordinary income in the nature of compensation received by the participant in the year of the disqualifying disposition. The Company and its subsidiaries will be entitled to an equivalent compensation deduction, subject to the general rules regarding the reasonableness of compensation and the obligation of the Company to withhold on such income. Any amount realized in excess of the sum of the purchase price of the shares and the amount treated as compensation will be taxed as capital gain. If the amount realized is less than the sum of the purchase price of the shares and the amount treated as compensation, the amount of ordinary income will not be reduced but rather the difference will be treated as a capital loss. Any capital gain or loss will be long-term or short-term, depending on the participant's holding period with respect to the shares.

VOTE REQUIRED

    The amendments to the Stock Purchase Plan will not become effective unless approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment thereof. In the event the amendments are not approved, the shares of Common Stock allocated by the Board of Directors will revert to the Company and the Stock Purchase Plan will expire on February 1, 1998.

BOARD RECOMMENDATION

    The Board of Directors recommends a vote FOR approval of the proposal to amend the NAC Re Corp. Employee Stock Purchase Plan.

                                 MISCELLANEOUS

INDEPENDENT PUBLIC ACCOUNTANTS

    The accounting firm of Ernst & Young LLP has been selected as the Company's auditors for 1997. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of stockholders.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

    The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

VOTING PROCEDURES

    Directors of the Company must be elected by a plurality of the vote of the shares present in person or represented by proxy at the meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

    With respect to other matters submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the meeting for a particular matter is required to become effective. With respect to abstentions, the shares are considered present at the meeting for the particular matter, but since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are not considered present at the meeting for the particular matter as to which the broker withheld its vote. Consequently, broker non-votes are not counted in respect of the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

PROXY SOLICITATION

    The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for expenses incurred in sending proxies and proxy material to their respective principals.

PROPOSALS FOR NEXT YEAR'S MEETING

    Any proposal of a stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that Annual Meeting no later than November 28, 1997.

COPIES OF ANNUAL REPORT AND FORM 10-K

    Copies of the 1996 Annual Report to Stockholders are being mailed to the stockholders simultaneously with this Proxy Statement. The financial statements and financial information appearing in such Annual Report are incorporated by reference.

    THE COMPANY WILL PROVIDE A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 TO ANY STOCKHOLDER WITHOUT CHARGE (OTHER THAN A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) UPON WRITTEN REQUEST TO:

                                      NAC RE CORPORATION
                                      P. O. BOX 2568
                                      ONE GREENWICH PLAZA
                                      GREENWICH, CONNECTICUT 06836-2568
                                      ATTENTION: VICE PRESIDENT, CHIEF FINANCIAL
                                      OFFICER
                                                AND TREASURER

                                          By Order of the Board of Directors,

                                                       [SIGNATURE]

                                                      CELIA R. BROWN
                                                        SECRETARY

Greenwich, Connecticut
March 25, 1997

                                                                       EXHIBIT A

                                  NAC RE CORP.
                  1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN

    1.  PURPOSE.

    The NAC Re Corp. 1997 Incentive and Capital Accumulation Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as employees of NAC Re Corp. (the "Company") and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $.10 per share, of the Company ("Common Stock") or to receive monetary payments. Furthermore, the Plan is intended to assist in aligning the interests of the Company's employees to those of its stockholders.

    2.  ADMINISTRATION.

    (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members. The Committee may be the Board's Compensation Committee, a subcommittee of the Board's Compensation Committee, or any other committee or subcommittee of the Board. The Committee shall be comprised solely of not less than two members each of whom shall qualify as (i) a "Non-Employee Director" within the meaning of Rule 16(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

    (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; PROVIDED, HOWEVER, that the award of Benefits to any senior officer of the Company or any of its subsidiaries shall be made only by the Committee. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

    3.  PARTICIPANTS.

    Participants shall consist of all salaried employees of the Company and any of its subsidiaries as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

    4.  TYPE OF BENEFITS.

    Benefits under the Plan may be granted in any one or a combination of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Awards (including Capital Accumulation Grants (as described in Section 10 below)), (iv) Stock Units (including Capital Accumulation Grants) and (v) Performance Units (each as described below, and collectively, the "Benefits"). Stock Awards, Stock Units and Performance Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 12 below. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; PROVIDED, HOWEVER, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

    5.  COMMON STOCK AVAILABLE UNDER THE PLAN.

    The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 850,000 shares of Common Stock, which may be authorized and unissued or treasury shares, plus up to 450,000 shares of Common Stock repurchased by the Company in the open market during the term of the Plan for purposes that include awarding Benefits under the Plan, subject to any adjustments made in accordance with Section 13 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 500,000 shares; PROVIDED, HOWEVER, that (i) the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 400,000 shares, (ii) the maximum number of shares of Common Stock underlying Stock Awards and Stock Units (other than Capital Accumulation Grants) that may be granted under the Plan (x) to any individual participant during the term of the Plan shall not exceed 100,000 shares and (y) to all participants during the term of the Plan shall not exceed 250,000 shares, and (iii) with respect to cash payouts and distribution of shares of Common Stock under Performance Unit awards, the maximum dollar amount that may be paid out to any individual participant in any calendar year shall not exceed $1 million and the maximum number of shares of Common Stock that may be distributed to any individual participant in any calendar year shall not exceed 20,000 shares; in each case, subject to adjustments made in accordance with Section 13 hereof. Any shares of Common Stock subject to a Stock Option, Stock Appreciation Right, Stock Award, Stock Unit or Performance Unit which for any reason is cancelled, terminated without having been exercised, forfeited, settled in cash or delivered to the Company as part or full payment for the exercise of a Stock Option, shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that any individual participant may receive.

    6.  STOCK OPTIONS.

    (a) Stock Options shall consist of awards from the Company that will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee shall have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the limitations set forth in this Section.

    (b) Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; PROVIDED, HOWEVER, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined in Section 18 below) of the Common Stock on the date the Stock Option is granted.

    (c) The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant for at least six months, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; PROVIDED, HOWEVER, that with respect to Incentive Stock Options, all such discretionary determinations by the Committee shall be made at the date of grant and specified in the Stock Option agreement.

    (d) If a participant exercises a Stock Option under the Plan or a stock option under any other stock option plan of the Company by the delivery of shares of Common Stock then owned by the participant for at least six months to the Company, the Committee may, in its discretion, grant or provide for the automatic grant of a Stock Option (a "Restoration Stock Option") to such participant for the purpose of restoring such participant's holdings in Common Stock at the level which existed immediately prior to the exercise of the original stock option. A Restoration Stock Option shall entitle the participant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock delivered to the Company by such participant in payment of the exercise price of the original stock option. The exercise price of a Restoration Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock on the date the original stock option is exercised, and the term of the Restoration Stock Option shall be equal to the lesser of (i) the remaining term under the original stock option or (ii) five years. The Restoration Stock Option shall be subject to additional terms and conditions as determined by the Committee in its sole discretion.

    (e) Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; PROVIDED, HOWEVER, that no Stock Option shall be exercisable later than ten years after the date it is granted. Notwithstanding anything contained in the Plan to the contrary, if the Committee does not specify a vesting schedule in the Stock Option agreement, 25% of the Stock Option shall become exercisable on each of the second, third, fourth and fifth anniversaries of the date of grant of such Stock Option. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option agreement at the date of grant.

    (f) Incentive Stock Options may be granted only to participants who are employees of the Company or any subsidiary corporation of the Company at the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) Incentive Stock Options will be taken into account in the order in which they are granted and (ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary corporation of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

    7.  STOCK APPRECIATION RIGHTS.

    The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee; PROVIDED, HOWEVER, that if a Stock Appreciation Right is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a Stock Appreciation Right into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its discretion and subject to the terms of the Plan.

    8.  STOCK AWARDS.

    The Committee may, in its discretion, grant Stock Awards (which may include Capital Accumulation Grants (as described in Section 10 below)) consisting of Common Stock issued or transferred to participants with or without other payments therefor as additional compensation for services to the Company. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate (including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods) and may constitute Performance-Based Awards (as described in Section 12 below). The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

    9.  STOCK UNITS.

    (a) The Committee may, in its discretion, grant to participants hereunder Stock Units (which may constitute Performance-Based Awards (as described in
Section 12 below)). The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time(s) as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other considerations as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall also be entitled to a Dividend Equivalent Right (as defined below).

    (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such Stock Unit or the participant has elected to defer payment under Section 9(c) below, shares of Common Stock representing the Stock Unit shall be distributed to the participant, unless the Committee, with the consent of the participant, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

    (c) At a reasonable period of time (to be determined by the Committee) prior to the vesting of a Stock Unit, a participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of the deferred Stock Unit shall be payable in shares of Common Stock at the time(s) provided in the agreement of deferral.

    (d) A "Stock Unit" means a notional account representing one share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

    10. CAPITAL ACCUMULATION GRANTS.

    The Committee may grant discretionary or mandatory payments of bonus incentive compensation in stock ("Capital Accumulation Grants") in lieu of payment of a portion of the cash to be paid to certain individuals under the Company's annual or long-term incentive compensation plans or programs. Capital Accumulation Grants shall consist of either Stock Awards, Stock Units, or a combination of both. Stock Awards underlying Capital Accumulation Grants shall be subject to such restrictions on transferability as the Committee shall determine in its sole discretion. The number of shares of Common Stock underlying a Capital Accumulation Grant shall be based on the dollar amount of the cash foregone by the participant divided by the Fair Market Value of the Common Stock on the date the amount of the foregone cash payment is determined. The Committee may, in its sole discretion, adjust the dollar amount of the cash foregone used in the calculation of the number of shares of Common Stock underlying a Capital Accumulation Grant as described in the preceding sentence so as to reflect (i) the loss of value due to the restrictions on transferability and (ii) whether the Capital Accumulation Grant was mandatory or at the participant's election. Notwithstanding anything contained in the Plan to the contrary: (x) upon the death, disability or retirement of a participant, the restrictions on transferability with respect to Stock Awards underlying any Capital Accumulation Grant shall lapse and Stock Units underlying any Capital Accumulation Grant shall be paid out; (y) if the participant's employment is terminated for any reason other than for death, disability or retirement, all unvested Capital Accumulation Grants held by the participant on the date of the termination of his or her employment shall be forfeited by such participant; and
(z) if the participant's employment is terminated by the Company without cause, however, such participant shall be entitled to receive a payment equal to the lesser of (A) the cash amount that would have been paid to the participant, without interest, had no Capital Accumulation Grants been made to the participant or (B) the Fair Market Value of the Common Stock (as of the date of the termination of the participant's employment) underlying the Capital Accumulation Grants held by the participant on the date of the termination of his or her employment without cause.

    11. PERFORMANCE UNITS.

    (a) The Committee may, in its discretion, grant Performance Units to participants hereunder and shall determine the criteria for the payout of any such Performance Units. A "Performance Unit" means a notional account representing (i) a specified dollar amount or specified percentage of a participant's salary and/or (ii) a specified number of shares of Common Stock, as shall be determined by the Committee at the time of grant. The Committee shall establish the performance goals for the relevant performance period with respect to Performance Units based on one or more of the financial measures specified in Section 12 below. Performance Units may (but need not), as determined by the Committee in its sole discretion, constitute Performance-Based Awards. A Performance Unit granted by the Committee shall provide payment in cash and/or shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 11 may be issued with or without other payments therefor as may be required by applicable law or such other considerations as may be determined by the Committee. The Committee shall determine whether a participant granted a Performance Unit shall also be entitled to receive dividends or a Dividend Equivalent Right.

    (b) With respect to any Performance Unit not intended to be a Performance-Based Award, the Committee shall have the authority at any time to make adjustments to the performance targets for any outstanding Performance Unit which the Committee deems necessary or desirable, unless at the time of establishment of the performance targets the Committee shall have precluded its authority to make such adjustments.

    (c) Upon payout of a Performance Unit, unless the Committee has determined to defer payment with respect to such Performance Unit or the participant has elected to defer payment under Section 11(d) below, cash shall be paid to the participant and/or shares of Common Stock shall be distributed to the participant, unless the Committee, with the consent of the participant, provides for the payment of the Performance Units in cash (and/or shares of Common Stock) equal to the value of the cash and shares of Common Stock which would otherwise be distributed to the participant pursuant to the Performance Unit award agreement.

    (d) At a reasonable time (to be determined by the Committee) prior to the scheduled date of payment, a participant may elect not to receive the cash and/or shares of Common Stock on the date the Performance Unit otherwise would be paid out and for the Company to continue to maintain the value of the Performance Unit on its books of account. In such event, the value of the deferred Performance Units shall be payable in cash and/or shares of Common Stock at the time(s) provided in the agreement of deferral.

    12. PERFORMANCE-BASED AWARDS.

    Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, dividends and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs and expense growth; gross or net premium growth; statutory combined ratio; expense ratio; or any combination of the foregoing. With respect to Performance-Based Awards: (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

    13. ADJUSTMENT PROVISIONS.

    If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercisability and vesting of such Benefits, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

    14. CHANGE IN CONTROL.

    (a) In the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Benefits, including, without limitation, accelerating the exercisability or vesting of such Benefits.

    (b) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

    (c) For purposes of this Section 14, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as determined for purpose of Regulation 13D-G under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    15. TERMINATION OF EMPLOYMENT.

    (a) Subject to Section 10 above and any written agreement between the Company and a participant, if a participant's employment is terminated due to death or disability, or with respect to Section 15(a)(3) below, due to death, disability or retirement or:

        (1) all unvested Stock Awards and unvested Stock Units held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become vested;

        (2) all unexercisable Stock Options, unexercisable Stock Appreciation Rights and unearned and/ or unvested Performance Units held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such participant;

        (3) all exercisable Nonqualified Stock Options and exercisable Stock Appreciation Rights held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the five-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Nonqualified Stock Option or Stock Appreciation Right would otherwise expire; and

        (4) all exercisable Incentive Stock Options held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Incentive Stock Option would otherwise expire.

    (b) Subject to Section 10 above and any written agreement between the Company and a participant, if a participant's employment is terminated by the Company for cause, all exercisable and unexercisable Stock Options, exercisable and unexercisable Stock Appreciation Rights, unvested Stock Awards, unvested Stock Units and unearned and/or unvested Performance Units held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant.

    (c) Subject to Section 10 above and any written agreement between the Company and a participant, if a participant's employment is terminated for any reason other than for cause or due to death or disability or, with respect to 15(c)(2) below, due to retirement:

        (1) all unexercisable Stock Options, unexercisable Stock Appreciation Rights, unvested Stock Awards, unvested Stock Units and unearned and/or unvested Performance Units held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant; and

        (2) all exercisable Stock Options and exercisable Stock Appreciation Rights held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 30-day period following the date of the termination of the participant's employment or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire.

    (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

        (1) any or all unvested Stock Awards and/or unvested Stock Units held by the participant on the date of the termination of the participant's employment shall immediately become vested as of such date;

        (2) any or all unexercisable Stock Options and/or unexercisable Stock Appreciation Rights held by the participant on the date of the participant's death or the date of the termination of his or her employment shall immediately become exercisable and, except with respect to Incentive Stock Options, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right expires;

        (3) any or all exercisable Nonqualified Stock Options or exercisable Stock Appreciation Rights held by the participant on the date of the participant's death or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right expires; and/or

        (4) a participant shall immediately become vested in all or a portion of any earned Performance Unit held by such participant on the date of the participant's death or the date of the termination of his or her employment and such vested Performance Unit (or portion thereof) and/or any unearned Performance Unit (or portion thereof) held by such participant on the date of the participant's death or the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the participant's death or the date of the termination of his or her employment.

    (e) Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 15 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section

15(a)(4) above shall only apply if the participant's disability satisfies the requirement of "permanent and total disability" as defined in Code Section 22(e)(3).

    16. TRANSFERABILITY.

    Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution.

    17. OTHER PROVISIONS.

    The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options (to be authorized, in the case of Incentive Stock Options, at the time of grant), for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock (to be authorized, in the case of Incentive Stock Options, at the time of grant), for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

    18. FAIR MARKET VALUE.

    For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be: (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system; and (ii) and if the Common Stock is not readily tradeable, the amount determined in good faith by the Committee as the fair market value of the Common Stock.

    19. WITHHOLDING.

    All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local income, social security, employment and/or unemployment tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it (or to the subsidiary corporation that employs such recipient) an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), (i) permit a participant to pay all or a portion of the withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation, and/or (ii) provide for such mechanisms to satisfy any tax withholding requirements applicable to Benefits prior to their payment or distribution to the participant.

    20. TENURE.

    A participant's right, if any, to continue to serve the Company and/or any of its subsidiaries as an officer, employee, or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

    21. UNFUNDED PLAN.

    Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

    22. NO FRACTIONAL SHARES.

    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    23. DURATION, AMENDMENT AND TERMINATION.

    No Benefit shall be granted more than ten years after the Effective Date (as defined below); PROVIDED, HOWEVER, that the terms and conditions applicable to any Benefit granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time; PROVIDED, HOWEVER, that no action authorized by this Section 23 shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company: (i) increase the total number of shares which may be issued under the Plan; (ii) increase the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Benefits that may be granted to any individual under the Plan; (iii) modify the requirements as to eligibility for Benefits under the Plan; (iv) provide for an exercise price of any Stock Option or Stock Appreciation Right granted under the Plan that is below the Fair Market Value of the Common Stock on the date of grant; (v) provide for the cancellation and regrant of a Stock Option or Stock Appreciation Right if the regranted Stock Option or Stock Appreciation Right has an exercise price lower than the exercise price of the cancelled Stock Option or Stock Appreciation Right; or (vi) disqualify any Incentive Stock Option granted under the Plan as an Incentive Stock Option.

    24. GOVERNING LAW.

    This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    25. EFFECTIVE DATE.

    (a) The Plan shall be effective as of the date on which the Plan is adopted by the Board (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

    (b) This Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Board).

                                                                       EXHIBIT B

                          SECOND AMENDED AND RESTATED
                                  NAC RE CORP.
                          EMPLOYEE STOCK PURCHASE PLAN
                                   ARTICLE I
                            PURPOSE AND DEFINITIONS

    Section 1.1 PURPOSE. The purpose of the NAC Re Corp. Employee Stock Purchase Plan is to provide employees with an opportunity to purchase Common Stock in the Company through payroll deductions, thereby encouraging employees to share in the economic growth and success of the Company through stock ownership.

    Section 1.2 DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

        (a) BENEFICIARY, with respect to a Participant, means such Participant's "Beneficiary" under the group term life insurance plan maintained by the Company or such other beneficiary designated by a Participant.

        (b) BOARD OF DIRECTORS means the Board of Directors of NAC Re Corp.

        (c) CODE means the Internal Revenue Code of 1986, as the same may be amended from time to time, and references thereto shall include the valid Treasury regulations promulgated thereunder.

        (d) COMMITTEE means the Compensation Committee of the Board of Directors or a subcommittee thereof.

        (e) COMMON STOCK means shares of the $.10 par value common stock of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 3.4.

        (f) COMPANY means (a) NAC Re Corp., (b) any successor by merger, purchase or otherwise, with respect to its employees, and (c) any Subsidiary Corporation of NAC Re Corp. which, after due authorization by the Board of Directors, has taken appropriate action to participate in the Plan, with respect to its employees.

        (g) COMPENSATION means the cash compensation received by an Employee from the Company for services, including overtime, premium pay and bonuses awarded through the NAC Re Corp. Annual Incentive Plan. Compensation shall also include "Employee Pretax Contributions" made pursuant to Sections 3.01 and 3.02(a) of the NAC Re Corp. Employee Savings Plan and contributions to the NAC Re Corp. Reimbursement Account Plan. Compensation shall not include the Company's cost for any public or private employee benefit plan, deferred compensation plan, stock option plan or other incentive plan.

        (h) EFFECTIVE DATE means February 1, 1989.

        (i) EMPLOYEE means any person who receives a regular stated compensation other than a pension, severance pay, retainer or fee under contract.

        (j) FAIR MARKET VALUE, with respect to a share of Common Stock from time to time, means (i) if the Common Stock is traded on the National Market System, the mean between the closing bid and asked prices of a share of Common Stock on the applicable date during an Offering Period or, if there is no trading on such date, then the weighted average of the mean between the closing bid and asked prices on the nearest dates before and after such date, on which there are such sales, as published in the NASDAQ National Market Issues report in the Eastern Edition of THE WALL STREET JOURNAL, or
    (ii) if the Common Stock is not traded on the National Market System but such Common Stock is listed on a national securities exchange, the closing price for the Common Stock on such national securities exchange on the applicable date during an Offering Period or, if there are no sales on said date, then on the next preceding date on which there were sales of Common Stock.

        (k) OFFERING means the offering of shares of Common Stock to Participants pursuant to this Plan.

        (l) OFFERING DATE means each January 15 through and including January 15, 2003. If January 15 of any year shall fall other than on a business day, then the Offering Date shall be the next succeeding business day.

        (m) OFFERING PERIOD means the period from an Offering Date through the immediately succeeding Offering Date.

        (n) PARENT CORPORATION means any present or future corporation which is or would be a "parent corporation" of the Company as defined in Section 424(3) of the Code.

        (o) PARTICIPANT means an Employee who has elected to participate in the Plan.

        (p) PLAN means the NAC Re Corp. Employee Stock Purchase Plan, an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, together with any and all amendments thereto.

        (q) STOCK PURCHASE ACCOUNT, with respect to a Participant, means the account established on the books and records of the Company for such Participant representing the payroll deductions credited to such account in accordance with the provisions of the Plan.

        (r) SUBSIDIARY CORPORATION means any corporation (other than NAC Re Corp.) in an unbroken chain of corporations beginning with NAC Re Corp. if each of the corporations (other than the last corporation in such unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

                                     ARTICLE II
                                   PARTICIPATION

    Section 2.1. GENERAL. No person shall become a Participant unless or until such person is or becomes an Employee and upon or following satisfaction of the eligibility requirement set forth in the Plan. In addition, in no event shall any person be eligible to participate in the Plan before the Effective Date.

    Section 2.2. PARTICIPATION REQUIREMENTS.

        (a)  COMMENCEMENT OF PARTICIPATION.  Subject to Section 2.2(c) and
    Section 3.2 (b), each person who is an Employee on the Effective Date may elect, pursuant to Article IV, to become a Participant in the Plan on such date. Each person who becomes an Employee after the Effective Date may become a Participant in the Plan on the Offering Date coinciding with or next following the date on which such person becomes an Employee.

        (b) ELIGIBILITY OF FORMER PARTICIPANTS. If a person terminates employment with the Company after becoming a Participant and subsequently resumes employment with the Company, such person will again become eligible to participate on the Offering Date coinciding with or next following such resumption of employment with the Company.

        (c) EXCLUSIONS. Notwithstanding any provision of the Plan to the contrary, in no event shall the following persons be eligible to participate in the Plan:

           (1) Any Employee whose customary employment with the Company is twenty (20) hours or less per week; or

           (2) Any Employee whose customary employment with the Company is for not more than five (5) months in any calendar year.

                                      ARTICLE III
                               OFFERING OF COMMON STOCK

    Section 3.1. RESERVATION OF COMMON STOCK. The Board of Directors shall reserve three hundred thirty-seven thousand five hundred (337,500) shares of Common Stock for the Plan, subject to adjustment in accordance with Section 3.4. The aggregate number of shares of Common Stock which may be purchased under the Plan by Participants shall not exceed three hundred thirty-seven thousand five hundred (337,500) shares, subject to adjustment in accordance with Section 3.4.

    Section 3.2. OFFERING OF COMMON STOCK.

        (a) GENERAL. Subject to Section 3.2(b), each Participant in the Plan on an Offering Date shall be entitled to purchase shares of Common Stock on the last day of the Offering Period beginning with such Offering Date with the amounts deducted from such Participant's Compensation during such Offering Period pursuant to Article IV. The purchase price for such shares of Common Stock shall be determined under Section 3.3.

        (b) LIMITATIONS. Notwithstanding Section 3.2(a), the maximum number of shares of Common Stock a Participant may purchase is 2,250 shares per Offering Period. That maximum shall be subject to the following limitations:

           (1) If as of the last day of an Offering Period such Participant owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary Corporation (including stock which such Participant is considered to own under Section 424(d) of the Code and stock which such Participant would be entitled to purchase pursuant to such Offering or any other employee stock purchase plan of the Company or pursuant to any outstanding stock options), then the maximum number of shares of Common Stock such Participant may purchase pursuant to such Offering shall be reduced so that the number of shares of Common Stock such participant may purchase pursuant to such Offering when added to the number of shares of stock of the Company which such Participant is considered to own under Section 424(d) of the Code) (excluding the Common Stock such Participant would be entitled to purchase pursuant to such Offering) is less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation; and

           (2) If such Participant could acquire within the same calendar year as an Offering shares of stock of the Company, a Parent Corporation or a Subsidiary Corporation under all "employee stock ownership plans" within the meaning of Section 423(b) of the Code sponsored by the Company or a Subsidiary Corporation (including the Common Stock such Participant would be entitled to purchase pursuant to such Offering) having a total fair market value (determined as of the first day of such Offering Period) which exceeds Twenty-Five Thousand Dollars ($25,000) for each calendar year during which the Participant has participated in the Plan, commencing with calendar year 1989, then the maximum number of shares such Participant may purchase pursuant to such Offering shall be reduced so that such total fair market value does not exceed such maximum amount.

    Section 3.3. DETERMINATION OF PURCHASE PRICE FOR OFFERED COMMON STOCK. The purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering shall be equal to eighty-five percent (85%) of the lesser of:

        (a) the Fair Market Value of a share of Common Stock as of the first day of the Offering Period for such Offering; or

        (b) the Fair Market Value of a share of Common Stock as of the last day of the Offering Period for such Offering;

PROVIDED, HOWEVER, in no event shall the purchase price be less than the par value of a share of Common Stock.

    Section 3.4 EFFECT OF CERTAIN TRANSACTIONS. The number of shares of Common Stock reserved for the Plan pursuant to Section 3.1, the maximum number of shares of Common Stock offered pursuant to Section 3.2(b), and the determination under Section 3.3 of the purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, a consolidation of shares, the payment of a stock dividend or any other capital adjustment affecting the number of issued shares of Common Stock. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation or otherwise, then there shall be substituted for each share of Common Stock reserved for issuance under the Plan but not yet purchased by Participants, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

                                   ARTICLE IV
                               PAYROLL DEDUCTIONS

    Section 4.1. PAYROLL DEDUCTION ELECTIONS. Any Employee eligible to participate in the Plan may elect to have the Company deduct from the Compensation payable to such Employee during each Offering Period any amount between one percent (1%) and twenty percent (20%) of such Participant's Compensation, in whole multiples of one percent (1%). Such election shall be made by delivering to the Company during the thirty day period preceding such Offering Period a written direction to make such deductions. Such election shall become effective as of the first day of such Participant's first pay period that begins on or after the first day of such Offering Period and shall remain effective for each successive pay period and for each subsequent Offering until changed or terminated pursuant to this Article IV. The percentage deduction specified by the Participant will be deducted from each payment of compensation made to the Participant by the Company.

    Section 4.2 ELECTION TO INCREASE OR DECREASE PAYROLL DEDUCTIONS. Subject to Section 4.5, a Participant who has a payroll deduction election in effect under Section 4.1 may prospectively increase or decrease during an Offering Period the percentage amount of the deductions being made by the Company from such Participant's Compensation (including a decrease to zero (0)) by delivering to the Company written direction to make such change. Such change shall become effective as soon as practicable after the Company's receipt of such written direction and shall remain in effect until changed or terminated pursuant to this Article IV. A Participant shall be permitted to increase or decrease the percentage amount of the deductions being made by the Company from such Participant's Compensation only once during an Offering Period and such increase or decrease must be made by the July 1 of such Offering Period; PROVIDED, HOWEVER, a Participant may terminate the deductions being made by the Company from such Participant's Compensation at any time during an Offering Period notwithstanding any prior change in the amount of such Participant's Compensation deductions during such Offering Period. If a Participant terminates deductions, such Participant cannot resume deductions during that Offering Period.

    Section 4.3. TERMINATION OF ELECTION UPON TERMINATION OF EMPLOYMENT. The termination of employment of a Participant with the Company for any reason shall automatically terminate the election (if any) of such Participant to have amounts deducted from such Participant's Compensation pursuant to this Article IV that is then in effect. Such termination shall be effective immediately following the pay period during which such termination of employment occurs, but shall not affect the deduction from Compensation for that pay period.

    Section 4.4. CHANGE OR TERMINATION NOT RETROACTIVELY EFFECTIVE. Neither the change nor the termination of any election to have amounts deducted from Compensation under this Article IV shall increase, decrease or otherwise affect the deduction from the Compensation of a Participant for any pay period ending prior to the effective date of such change or termination.

    Section 4.5. FORM OF ELECTIONS. Any written direction by any Participant with respect to any deductions from Compensation pursuant to this Article IV shall be on a form furnished by the Company for such purpose and shall be made by such Participant's completing, signing and filing such form with the Company in the manner prescribed from time to time by the Company.

                                   ARTICLE V
              STOCK PURCHASE ACCOUNTS AND PURCHASE OF COMMON STOCK

    Section 5.1. STOCK PURCHASE ACCOUNTS. A Stock Purchase Account shall be established and maintained on the books and records of the Company for each Participant. Amounts deducted from a Participant's Compensation pursuant to
Article IV shall be credited to such Participant's Stock Purchase Account. No interest or other increment shall accrue or be payable to any Participant with respect to any amounts credited to such Stock Purchase Accounts. All amounts credited to such Stock Purchase Accounts shall be withdrawn, paid or applied toward the purchase of Common Stock pursuant to the provisions of this Article V.

    Section 5.2. PURCHASE OF COMMON STOCK.

        (a) GENERAL. As of the last day of each Offering Period, the amount to the credit of a Participant in such Participant's Stock Purchase Account shall be used to purchase from the Company on such Participant's behalf the largest number of whole shares of Common Stock which can be purchased at the price determined under Section 3.3 with the amount then credited to such Participant's Stock Purchase Account subject to the limitations set forth in
    Section 3.2(b) on the maximum number of shares of Common Stock such Participant may purchase. As of such date, such Participant's Stock Purchase Account shall be charged with the aggregate purchase price of the shares of Common Stock purchased on such Participant's behalf. No brokerage or other fees are to be charged upon a purchase. Stock transfer taxes, if any, shall be paid by the Company. The remaining balance, if any, credited to such Participant's Stock Purchase Account shall be distributed to such Participant as soon as administratively practical.

        (b) ISSUANCE OF COMMON STOCK; RESTRICTION. The shares of Common Stock purchased for a Participant on the last day of an Offering Period shall be deemed to have been issued by the Company for all purposes as of the close of business on such date. Prior to such date, none of the rights and privileges of a shareholder of the Company shall exist with respect to such shares of Common Stock. The Common Stock will be restricted for a 45-day period commencing on the day it is deemed to be issued. During that period a Participant is prohibited from selling or otherwise transferring ownership of the stock. At the end of the 45-day restricted period the Company shall issue and deliver, or shall cause its stock transfer agent to issue and deliver, a certificate for the number of shares of Common Stock purchased for a Participant, which such certificate shall be issued in the Participant's name.

        (c) INSUFFICIENT COMMON STOCK AVAILABLE. If as of the last day of any Offering Period, the aggregate Stock Purchase Accounts available for the purchase of shares of Common Stock pursuant to Section 5.2(a) would purchase a number of shares of Common Stock in excess of the number of shares of Common Stock then available for purchase under the Plan (i) the number of shares of Common Stock which would otherwise be purchased for each Participant on such date shall be reduced proportionately to the extent necessary to eliminate such excess, (ii) the remaining balance to the credit of each Participant in each such Participant's Stock Purchase Account shall be distributed to each such Participant and (iii) the Plan shall terminate automatically upon the distribution of the remaining balance in such Stock Purchase Accounts.

    Section 5.3. WITHDRAWAL FROM PLAN PRIOR TO PURCHASE OF COMMON STOCK. In the event (i) a Participant terminates deductions from such Participant's Compensation pursuant to Article IV during an Offering Period and such Participant elects in writing to withdraw from the Plan, (ii) a Participant's employment with the Company terminates due to (a) death or (b) retirement or disability within 3 months prior to the end of an Offering Period, and such Participant (or if such Participant is deceased, such Participant's Beneficiary) elects in writing to withdraw from the Plan, or (iii) a Participant's employment with the Company terminates for any reason other than (a) death or (b) retirement or disability within 3 months prior to the end of an Offering Period, then the entire amount to the credit of such Participant in such Participant's Stock Purchase Account shall be distributed to such Participant (or if such Participant is deceased, to such Participant's Beneficiary) as soon as administratively practicable after such termination of employment or withdrawal (as the case may be). If a Participant (or if such Participant is deceased, such Participant's Beneficiary) with the right to do so does not elect in writing to withdraw from the Plan, the amount to the credit of such Participant in such Participant's Stock Purchase Account shall be used to purchase shares of Common Stock for such Participant as of the last day of such Offering Period to the extent provided in Section 5.2(a) and the remaining balance in such Participant's Stock Purchase Account shall be distributed to such Participant as soon as administratively practicable. Notwithstanding the foregoing, if deductions from a Participant's Compensation are terminated pursuant to Article IV during an Offering Period and the amount to the credit of such Participant in such Participant's Stock Purchase Account upon such termination of Compensation deductions does not exceed One Hundred Dollars ($100.00), then such Participant shall be deemed to have withdrawn from the Plan upon such termination of Compensation deductions for purposes of this Section 5.3.

                                   ARTICLE VI
                                   COMMITTEE

    Section 6.1. POWERS OF THE COMMITTEE. The Committee shall administer the Plan. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The decision of the Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

    Section 6.2 INDEMNIFICATION OF THE COMMITTEE. The Company agrees to indemnify and hold harmless the members of the Committee against any liabilities, loss, costs or damage that they may incur in acting as such members and to assume the defense of any and all actions, suits or proceedings against the members of the Committee, to the extent permitted by applicable law.

                                  ARTICLE VII
                           AMENDMENT AND TERMINATION

    Section 7.1 AMENDMENT OF PLAN. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s) the Company may deem appropriate; PROVIDED, HOWEVER, no amendment may without the approval of the shareholders of the Company (i) increase the number of shares of Common Stock reserved under the Plan, (ii) change the method of determining the purchase price for shares of Common Stock, (iii) materially increase the benefits accruing to Participants, or (iv) materially change the eligibility requirement for participation in the Plan.

    Section 7.2. TERMINATION OF PLAN. The Company expressly reserves the right, at any time and for whatever reason it may deem appropriate, to terminate the Plan. If not sooner terminated (i) pursuant to the preceding sentence or
(ii) pursuant to Section 5.2(c), the Plan shall continue in effect through January

16, 2003. Upon any termination of the Plan, the entire amount credited to the Stock Purchase Account of each Participant shall be distributed to each such Participant.

    Section 7.3. PROCEDURE FOR AMENDMENT OR TERMINATION. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board of Directors (subject to Section 7.1) and shall not require the approval or consent of any Participant or Beneficiary in order to be effective.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    Section 8.1. ADOPTION BY A SUBSIDIARY CORPORATION. A Subsidiary Corporation may, with the approval of the Board of Directors and the board of directors of such Subsidiary Corporation, elect to adopt the Plan as of a date mutually agreeable to the Board of Directors and the board of directors of such Subsidiary Corporation. Any such adoption of the Plan by a Subsidiary Corporation shall be evidenced by an appropriate instrument of adoption executed by such Subsidiary Corporation and confirmed by the Company.

    Section 8.2. AUTHORIZATION AND DELEGATION TO THE BOARD OF DIRECTORS. Each Subsidiary Corporation which is or hereafter adopts the Plan authorizes and empowers the Board of Directors (i) to amend or terminate the Plan without further action by said Subsidiary Corporation as provided in Article VII and
(ii) to perform such other acts and to do such other things as the Board of Directors is expressly directed, authorized or permitted to perform or do as provided herein.

    Section 8.3. TRANSFERABILITY OF RIGHTS. No rights to purchase shares of Common Stock shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the lifetime of a Participant shares may only be purchased by him.

    Section 8.4. NO EMPLOYMENT RIGHTS. Participation in the Plan shall not give any employee of the Company or any Subsidiary Corporation any right to remain employed or, upon termination of employment, any right or interest in the Plan, except as expressly provided herein.

    Section 8.5. COMPLIANCE WITH LAW. No shares of Common Stock shall be issued under the Plan prior to compliance by the Company to the satisfaction of its counsel with any applicable laws.

    Section 8.6. REPURCHASE OF COMMON STOCK. The Company shall not be required to repurchase from any Participant any shares of Common Stock which such Participant acquires under this Plan.

    Section 8.7. APPROVAL OF PLAN. The effectiveness of this Plan as amended and restated is subject to the approval and ratification on or before March 10, 1998 by the stockholders of the Company. In the event that the Plan is not so approved, the amendments to the Plan shall be of no further force and effect..

    Section 8.8 CONSTRUCTION. Article, Section and paragraph headings have been inserted in the Plan for convenience of reference only and are to be ignored in any construction of the provisions hereof. If any provision of the Plan shall be invalid or unenforceable the remaining provisions shall nevertheless be valid, enforceable and fully effective. It is the intent that the Plan shall at all times constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, and the Plan shall be construed, and interpreted to remain such. The Plan shall be construed, administered, regulated and governed by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of Connecticut.

                             NAC RE CORPORATION
         ONE GREENWICH PLAZA, P.O. BOX 2568, GREENWICH, CT 06836-2568

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

             MARTHA G. BANNERMAN, CELIA R. BROWN and JEROME T. FADDEN, or any of them with power of substitution, are hereby authorized to represent the undersigned and vote all shares of the Common Stock of NACRe Corporation held by the undersigned at the Annual Meeting of Stockholders to be held at One Greenwich Plaza, Third Floor, Greenwich, CT at 10:00 a.m. on May 9, 1997, and at any adjournments thereof, on all matters coming before said meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                              /SEE REVERSE SIDE/

A /x/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                       FOR all nominees
                    listed at right (except    WITHHOLD AUTHORITY
                      as marked to the      to vote for all nominees
                       contrary below)           listed at right
                                                                      NOMINEES: Ronald L. Bornhuetter
Proposal 1.             /        /             /         /                      Todd G. Cole
  The Election of                                                               Daniel J. McNamara
  Directors:
FOR all nominees listed at right, except vote
withheld from the following nominees (if any).

----------------------------------------------



                                                             FOR   AGAINST  ABSTAIN
Proposal 2.     The adoption of the NAC Re Corp. 1997
                Incentive and Capital Accumulation Plan.     / /    / /      / /

Proposal 3.     The amendment of the NAC Re Corp.            / /    / /      / /
                Employee Stock Purchase Plan.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORPROPOSALS 1, 2 AND 3.







Signature:                             Date:             Signature:                      Date:
          ----------------------------      ------------           ---------------------       -----------


NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such. If signer is a corporation, execute in full Corporate name by authorized officer.